UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Semiannual Report

November 30, 2009

Columbia Strategic Income Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Fund Profile	1

Performance Information	3

Understanding Your Expenses	4

Financial Statements

Investment Portfolio	5

Statement of Assets and Liabilities	24

Statement of Operations	26

Statement of Changes in Net Assets	27

Financial Highlights	29

Notes to Financial Statements	33

Board Consideration and Approval of Advisory Agreements	43

Summary of Management Fee Evaluation by Independent Fee Consultant	46

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund's performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multi-year lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets through November 2009. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter 2009, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one's assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you'll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

On September 29, 2009, Bank of America, N.A. entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Strategic Income Fund

Summary

■  For the six-month period that ended November 30, 2009, the fund's Class A shares returned 11.50% without sales charge. The fund's return was higher than the 6.73% return of its primary benchmark, the Barclays Capital Government/Credit Bond Index1 and lower than the 13.89% return of its new blended benchmark2, which is the fund's secondary benchmark and was adopted in June 2009. The average return of funds in its peer group, the Lipper Multi-Sector Income Funds Classification3, was 14.45%. In a favorable environment for non-Treasury fixed-income sectors, the fund produced a strong return. However, an underweight in the lowest quality (CCC-rated) issues within the high-yield sector and an underweight in investment-grade corporate bonds generally accounted for the performance shortfall relative to its blended index and peer group.

■  Within the fixed-income markets, high-yield and emerging-market bonds delivered the strongest returns for the period, with the JPMorgan Global High Yield Index returning 23.17% and the JPMorgan Emerging Markets Bond Global Diversified Index returning 13.39%. Both sectors benefited as investors became more willing to take on risk. Developed market foreign government bonds outperformed U.S. Treasuries, helped in large part by the U.S. dollar, which declined against most currencies. U.S. Treasury returns were modestly positive.

■  Over the period, we increased emerging-market debt and high-yield bonds to roughly 17% and 36% of assets, respectively, while reducing exposure to U.S. government and developed market foreign government bonds. These moves helped bolster the fund's absolute returns. However, the fund's positioning in both sectors detracted from relative performance. The fund was underweight in high-yield bonds early on in the period, and that proved costly, as high-yield bonds were strong performers throughout the period. In addition, the fund had less exposure than the JPMorgan Global High Yield Index to the lowest-quality (CCC-rated) and strongest performing

1The Barclays Capital Government/Credit Bond Index is an index that tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year.

2The Blended Benchmark is a custom composite established by the Advisor which consists of a 35% weighting of the Barclays Capital U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index—Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Citigroup Non-U.S. World Government Bond Index—Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, which excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities. The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for traded external debt instruments in the emerging markets, and is an expanded version of the JPMorgan EMBI+. As with the EMBI+, the EMBI Global includes U.S. dollar-denominated Brady bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. It covers more of the eligible instruments than the EMBI+ by relaxing somewhat the strict EMBI+ limits on secondary market trading liquidity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 11/30/09

+11.50%

Class A shares (without sales charge)

+13.89%

Blended Benchmark

+6.73%

Barclays Capital Government/ Credit Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Strategic Income Fund

high-yield issues, which returned about 45% over the six-month period. The fund's emerging-market debt consisted mainly of U.S. dollar-denominated issues from a range of countries, including Brazil, Mexico, the Philippines and Indonesia. Another 16% of assets were in developed foreign market government bonds, where overweights in Norway, Australia and New Zealand were particularly helpful. An underweight in the Japanese yen and in local currency emerging-market debt detracted from relative results, as did a 20% to 25% stake in U.S. government bonds.

■  Going forward, we plan to remain modestly cautious. We believe that the U.S. economic recovery is far from robust. At some point, we expect governments worldwide to unwind their fiscal and monetary stimulus policies, which could unsettle the financial markets.

Portfolio Management

Laura A. Ostrander, lead manager of the fund, has managed or co-managed the fund since 2000 and has been associated with the advisor or its predecessors since 1996.

Kevin L. Cronk has co-managed the fund since 2005 and has been associated with the advisor or its predecessors since 1999.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Investing in foreign fixed-income markets carries additional risks associated with foreign political and economic developments and changes in currency exchange rates.

Investments in high-yield bonds (sometimes referred to as "junk bonds") offer the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Performance Information – Columbia Strategic Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 12/01/99 – 11/30/09 ($)

Sales charge	without	with
Class A	18,583	17,700
Class B	17,247	17,247
Class C	17,498	17,498
Class Z	18,960	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73
Class Z	0.73

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 11/30/09 ($)

Class A	5.88
Class B	5.88
Class C	5.88
Class Z	5.82

Distributions declared per share

06/01/09 – 11/30/09 ($)

Class A	0.13
Class B	0.11
Class C	0.12
Class Z	0.14

Average annual total return as of 11/30/09 (%)

Share class	A		B		C		Z
Inception	04/21/77		05/15/92		07/01/97		01/29/99
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	11.50	6.21	11.09	6.09	10.97	9.97	11.56
1-year	24.28	18.38	23.37	18.37	23.54	22.54	24.64
5-year	5.24	4.22	4.49	4.18	4.61	4.61	5.51
10-year	6.39	5.88	5.60	5.60	5.75	5.75	6.61

Average annual total return as of 12/31/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	9.82	4.60	9.41	4.41	9.68	8.68	10.06
1-year	18.67	13.03	18.02	13.02	18.16	17.16	19.19
5-year	4.86	3.85	4.12	3.80	4.27	4.27	5.13
10-year	6.28	5.77	5.49	5.49	5.66	5.66	6.48

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Strategic Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

06/01/09 – 11/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,115.00	1,020.26	5.09	4.86	0.96
Class B	1,000.00	1,000.00	1,110.90	1,016.50	9.05	8.64	1.71
Class C	1,000.00	1,000.00	1,109.70	1,017.25	8.25	7.89	1.56
Class Z	1,000.00	1,000.00	1,115.60	1,021.51	3.77	3.60	0.71

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, Class C account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Investment Portfolio – Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Government & Agency Obligations – 44.1%
	Par (a)		Value ($)
Foreign Government Obligations – 30.8%
Banco Nacional de Desenvolvimento Economico e Social
6.369% 06/16/18 (b)		2,850,000	3,028,125
Belgium Government Bond
3.250% 09/28/16	EUR	6,680,000	10,181,820
European Investment Bank
0.134% 09/21/11 (12/21/09) (c)(d)	JPY	2,715,000,000	31,254,600
1.250% 09/20/12	JPY	1,135,000,000	13,444,629
1.400% 06/20/17	JPY	1,457,000,000	17,216,400
5.500% 12/07/11	GBP	5,250,000	9,304,947
Federative Republic of Brazil
7.375% 02/03/15	EUR	6,950,000	12,053,326
8.250% 01/20/34		4,700,000	6,149,950
8.500% 09/24/12	EUR	1,480,000	2,555,640
8.750% 02/04/25		4,500,000	5,906,250
11.000% 08/17/40		12,400,000	16,882,600
12.500% 01/05/22	BRL	10,275,000	6,584,663
Federal Republic of Germany
4.250% 07/04/17	EUR	1,850,000	3,043,684
5.000% 07/04/12	EUR	6,585,000	10,747,154
6.000% 06/20/16	EUR	14,500,000	26,027,489
Government of Canada
4.000% 06/01/16	CAD	8,300,000	8,474,352
8.000% 06/01/23	CAD	8,215,000	11,301,813
Government of Japan
1.400% 12/20/18	JPY	1,660,000,000	19,671,134
Government of New Zealand
6.000% 11/15/11	NZD	6,300,000	4,676,230
6.000% 12/15/17	NZD	1,900,000	1,393,143
Instituto de Credito Oficial
1.500% 09/20/12	JPY	680,000,000	7,957,361
International Finance Corp.
7.500% 02/28/13	AUD	9,245,000	8,999,189
Japan Finance Organization for Municipal Enterprises
1.900% 06/22/18	JPY	910,000,000	11,139,162
Kingdom of Netherlands
4.000% 07/15/16	EUR	1,580,000	2,527,751
Kingdom of Norway
4.250% 05/19/17	NOK	97,185,000	17,717,644
6.000% 05/16/11	NOK	15,830,000	2,931,751
Kingdom of Spain
3.800% 01/31/17	EUR	7,110,000	11,060,899
New South Wales Treasury Corp.
6.000% 04/01/19	AUD	4,470,000	4,114,946
Pemex Project Funding Master Trust
1.599% 06/15/10 (12/15/09) (c)(d)		4,750,000	4,750,000
5.750% 03/01/18		10,370,000	10,546,549
Penerbangan Malaysia Bhd
5.625% 03/15/16		3,200,000	3,453,171

	Par (a)		Value ($)
Province of British Columbia
5.700% 06/18/29	CAD	2,770,000	2,993,432
Queensland Treasury Corp.
6.000% 10/14/15	AUD	4,460,000	4,157,741
Republic of Argentina
8.280% 12/31/33		9,900,080	6,831,055
Republic of Colombia
7.375% 03/18/19		6,150,000	7,170,900
8.125% 05/21/24		6,525,000	7,911,563
9.750% 04/09/11		1,774,919	1,899,163
Republic of Finland
4.250% 07/04/15	EUR	3,275,000	5,319,592
Republic of France
4.000% 04/25/13	EUR	9,100,000	14,580,841
4.750% 10/25/12	EUR	7,700,000	12,539,621
5.500% 04/25/29	EUR	7,000,000	12,538,402
Republic of Hungary
4.750% 02/03/15		2,435,000	2,446,367
Republic of Indonesia
7.250% 04/20/15 (b)		3,000,000	3,285,000
10.375% 05/04/14 (b)		9,180,000	11,107,800
Republic of Italy
4.250% 02/01/15	EUR	7,765,000	12,433,388
4.500% 08/01/18	EUR	2,600,000	4,153,618
5.250% 08/01/17	EUR	5,090,000	8,602,843
Republic of Panama
6.700% 01/26/36		9,300,000	10,183,500
8.875% 09/30/27		7,270,000	9,560,050
Republic of Peru
7.350% 07/21/25		5,200,000	6,149,000
8.375% 05/03/16		10,780,000	13,205,500
Republic of Philippines
6.375% 10/23/34		3,900,000	3,783,000
6.500% 01/20/20		3,810,000	4,048,125
8.875% 03/17/15		10,615,000	12,684,925
Republic of Poland
4.750% 04/25/12	PLN	16,100,000	5,776,114
5.500% 10/25/19	PLN	14,475,000	4,969,863
5.625% 06/20/18	EUR	4,280,000	6,876,503
6.250% 10/24/15	PLN	35,350,000	13,005,882
6.375% 07/15/19		1,470,000	1,635,075
Republic of South Africa
6.500% 06/02/14		3,650,000	3,996,750
6.875% 05/27/19		1,250,000	1,392,188
13.000% 08/31/10	ZAR	9,666,668	1,358,169
13.000% 08/31/11	ZAR	9,666,666	1,416,250
Republic of Turkey
7.000% 09/26/16		5,695,000	6,321,450
7.375% 02/05/25		8,680,000	9,656,500
7.500% 07/14/17		2,910,000	3,310,125

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Government & Agency Obligations (continued)
	Par (a)		Value ($)
Republic of Uruguay
PIK, 7.875% 01/15/33		8,000,000	9,040,000
Republic of Venezuela
9.250% 09/15/27		15,165,000	11,169,023
9.250% 05/07/28		5,820,000	3,783,000
Russian Federation
7.500% 03/31/30		25,577,400	28,841,076
12.750% 06/24/28		7,430,000	12,706,043
State of Qatar
5.250% 01/20/20 (b)		2,000,000	2,015,000
6.550% 04/09/19 (b)		3,000,000	3,292,500
United Kingdom Treasury
5.000% 03/07/25	GBP	4,680,000	8,533,567
8.000% 09/27/13	GBP	750,000	1,499,356
9.000% 07/12/11	GBP	2,750,000	5,107,125
United Mexican States
6.050% 01/11/40		5,350,000	5,470,375
8.125% 12/30/19		11,020,000	13,775,000
11.375% 09/15/16		7,590,000	10,626,000
Foreign Government Obligations Total			658,254,732
U.S. Government Agencies – 0.2%
Federal Home Loan Mortgage Corp.
6.750% 03/15/31 (e)		406,000	517,638
Federal National Mortgage Association
4.375% 07/17/13 (e)		3,003,000	3,276,225
U.S. Government Agencies Total			3,793,863
U.S. Government Obligations – 13.1%
U.S. Treasury Bonds
5.375% 02/15/31 (e)		10,000,000	11,773,440
7.500% 11/15/24 (e)		18,400,000	26,128,000
8.875% 02/15/19 (e)		21,000,000	30,579,612
10.625% 08/15/15 (e)		29,415,000	42,660,927
U.S. Treasury Notes
4.125% 05/15/15 (e)		16,800,000	18,501,000
4.250% 09/30/12		40,000,000	43,640,640
5.000% 02/15/11 (e)		47,600,000	50,290,495
5.125% 05/15/16		46,000,000	53,309,676
U.S. Treasury STRIPS
(f) 05/15/23 (e)		4,550,000	2,635,383
P.O. (f) 11/15/13 (e)		2,250,000	2,105,345
U.S. Government Obligations Total			281,624,518
Total Government & Agency Obligations (cost of $860,335,762)			943,673,113

Corporate Fixed-Income Bonds & Notes – 43.9%
	Par (a)		Value ($)
Basic Materials – 4.3%
Chemicals – 1.0%
Agricultural Chemicals – 0.1%
Terra Capital, Inc.
7.750% 11/01/19 (b)		1,540,000	1,632,400
			1,632,400
Chemicals-Diversified – 0.9%
Dow Chemical Co.
5.900% 02/15/15		1,650,000	1,764,332
8.550% 05/15/19		790,000	933,665
9.400% 05/15/39		395,000	506,533
Huntsman International LLC
6.875% 11/15/13 (b)	EUR	1,165,000	1,583,123
7.875% 11/15/14		3,640,000	3,448,900
INEOS Group Holdings PLC
8.500% 02/15/16 (b)		4,530,000	2,989,800
INVISTA
9.250% 05/01/12 (b)		4,525,000	4,592,875
Nova Chemicals Corp.
8.375% 11/01/16 (b)		1,095,000	1,108,688
8.625% 11/01/19 (b)		1,095,000	1,105,950
Solutia, Inc.
8.750% 11/01/17		2,185,000	2,277,862
			20,311,728
Chemicals Total			21,944,128
Forest Products & Paper – 1.0%
Paper & Related Products – 1.0%
Cascades, Inc.
7.250% 02/15/13		3,106,000	3,160,355
Clearwater Paper Corp.
10.625% 06/15/16 (b)		1,080,000	1,188,000
Domtar Corp.
10.750% 06/01/17		2,110,000	2,447,600
Georgia-Pacific Corp.
8.000% 01/15/24		6,315,000	6,378,150
NewPage Corp.
10.000% 05/01/12		3,655,000	2,357,475
11.375% 12/31/14 (b)		2,455,000	2,418,175
PE Paper Escrow GmbH
12.000% 08/01/14 (b)		3,305,000	3,627,237
			21,576,992
Forest Products & Paper Total			21,576,992

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Iron/Steel – 0.6%
Steel-Producers – 0.6%
ArcelorMittal
7.000% 10/15/39	1,235,000	1,218,118
Nucor Corp.
5.000% 06/01/13	140,000	151,385
Russel Metals, Inc.
6.375% 03/01/14	2,275,000	2,158,406
Steel Dynamics, Inc.
8.250% 04/15/16 (b)	5,495,000	5,549,950
United States Steel Corp.
7.000% 02/01/18	2,735,000	2,637,760
		11,715,619
Iron/Steel Total		11,715,619
Metals & Mining – 1.7%
Diversified Minerals – 0.5%
FMG Finance Ltd.
10.625% 09/01/16 (b)	4,675,000	5,095,750
Teck Resources Ltd.
10.750% 05/15/19	4,950,000	5,779,125
		10,874,875
Metal-Diversified – 0.6%
Freeport-McMoRan Copper & Gold, Inc.
8.250% 04/01/15	60,000	64,350
8.375% 04/01/17	7,805,000	8,419,644
Vedanta Resources PLC
9.500% 07/18/18 (b)	4,115,000	4,084,137
		12,568,131
Mining Services – 0.1%
Noranda Aluminium Holding Corp.
PIK, 7.024% 11/15/14 (05/15/10) (c)(d)	2,450,816	1,450,586
		1,450,586
Non-Ferrous Metals – 0.5%
Codelco, Inc.
5.500% 10/15/13	3,000,000	3,327,780
7.500% 01/15/19 (b)	7,500,000	9,134,872
		12,462,652
Metals & Mining Total		37,356,244
Basic Materials Total		92,592,983

	Par (a)	Value ($)
Communications – 8.7%
Advertising – 0.1%
Advertising Agencies – 0.1%
Interpublic Group of Companies, Inc.
6.250% 11/15/14	780,000	733,200
10.000% 07/15/17	800,000	876,000
		1,609,200
Advertising Total		1,609,200
Media – 2.3%
Broadcast Services/Programs – 0.1%
Liberty Media LLC
8.250% 02/01/30	3,170,000	2,801,488
		2,801,488
Cable TV – 1.4%
Cequel Communications Holdings I LLC & Cequel Capital Corp.
8.625% 11/15/17 (b)	2,135,000	2,102,975
Charter Communications Holdings II LLC
10.250% 09/15/10	4,215,000	4,940,448
Charter Communications Operating LLC/Charter Communications Operating Capital
10.375% 04/30/14 (b)	4,340,000	4,415,950
Comcast Corp.
6.950% 08/15/37	1,650,000	1,831,434
CSC Holdings, Inc.
8.500% 04/15/14 (b)	3,515,000	3,695,144
8.500% 06/15/15 (b)	2,595,000	2,727,994
DirecTV Holdings LLC
6.375% 06/15/15	335,000	344,212
DISH DBS Corp.
6.625% 10/01/14	7,605,000	7,452,900
7.875% 09/01/19 (b)	1,825,000	1,838,687
Time Warner Cable, Inc.
7.300% 07/01/38	745,000	839,873
		30,189,617
Multimedia – 0.1%
News America, Inc.
6.400% 12/15/35	150,000	153,847
6.550% 03/15/33	620,000	632,074
		785,921
Publishing-Books – 0.3%
TL Acquisitions, Inc.
10.500% 01/15/15 (b)	6,760,000	6,269,900
		6,269,900

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)		Value ($)
Radio – 0.2%
CMP Susquehanna Corp.
3.273% 05/15/14 (02/13/10) (c)(d)(g)		175,000	78,750
Sirius XM Radio, Inc.
9.750% 09/01/15 (b)		3,895,000	4,016,719
			4,095,469
Television – 0.2%
Local TV Finance LLC
PIK, 9.250% 06/15/15 (b)		1,979,250	766,656
Sinclair Television Group, Inc.
9.250% 11/01/17 (b)		3,300,000	3,345,375
			4,112,031
Media Total			48,254,426
Telecommunication Services – 6.3%
Cellular Telecommunications – 1.9%
Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14		1,950,000	2,149,013
8.500% 11/15/18		570,000	728,140
Cricket Communications, Inc.
9.375% 11/01/14		5,035,000	4,846,188
Digicel Group Ltd.
8.875% 01/15/15 (b)		7,360,000	7,139,200
MetroPCS Wireless, Inc.
9.250% 11/01/14		5,620,000	5,634,050
Nextel Communications, Inc.
7.375% 08/01/15		5,975,000	5,526,875
NII Capital Corp.
10.000% 08/15/16 (b)		1,585,000	1,680,100
Orascom Telecom Finance SCA
7.875% 02/08/14 (b)		1,150,000	966,000
Wind Acquisition Finance SA
11.750% 07/15/17 (b)		7,805,000	8,663,550
11.750% 07/15/17 (b)	EUR	1,755,000	2,898,744
			40,231,860
Media – 0.5%
Nielsen Finance LLC/Nielsen Finance Co.
11.500% 05/01/16		4,375,000	4,703,125
Quebecor Media, Inc.
7.750% 03/15/16		6,360,000	6,137,400
			10,840,525
Networking Products – 0.0%
Cisco Systems, Inc.
5.500% 01/15/40		900,000	894,801
			894,801

	Par (a)	Value ($)
Satellite Telecommunications – 0.7%
GeoEye, Inc.
9.625% 10/01/15 (b)	3,205,000	3,325,188
Intelsat Bermuda Ltd.
11.250% 02/04/17 (b)	6,155,000	6,093,450
Intelsat Jackson Holdings Ltd.
11.250% 06/15/16	5,845,000	6,239,537
		15,658,175
Telecommunication Equipment – 0.3%
Lucent Technologies, Inc.
6.450% 03/15/29	8,450,000	6,506,500
		6,506,500
Telecommunication Services – 1.1%
Clearwire Communications LLC/Clearwire Finance, Inc.
12.000% 12/01/15 (b)(h)	1,075,000	1,056,188
12.000% 12/01/15 (b)	2,145,000	2,115,506
Global Crossing Ltd.
12.000% 09/15/15 (b)	3,660,000	3,897,900
Hellas Telecommunications Luxembourg II
6.034% 01/15/15 (01/15/10) (b)(c)(d)(i)	1,385,000	13,850
Nordic Telephone Co. Holdings ApS
8.875% 05/01/16 (b)	3,335,000	3,501,750
SBA Telecommunications, Inc.
8.250% 08/15/19 (b)	1,540,000	1,601,600
Syniverse Technologies, Inc.
7.750% 08/15/13	2,415,000	2,348,588
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	2,875,000	2,954,062
West Corp.
11.000% 10/15/16	4,870,000	4,906,525
		22,395,969
Telephone-Integrated – 1.7%
BellSouth Corp.
5.200% 09/15/14	2,205,000	2,408,663
British Telecommunications PLC
5.950% 01/15/18	665,000	686,485
Citizens Communications Co.
7.875% 01/15/27	6,114,000	5,533,170
Level 3 Financing, Inc.
8.750% 02/15/17	1,925,000	1,612,187
Qwest Communications International, Inc.
7.500% 02/15/14	5,090,000	5,039,100
Qwest Corp.
7.500% 10/01/14	2,455,000	2,510,237
7.500% 06/15/23	5,245,000	4,799,175
Sprint Capital Corp.
6.875% 11/15/28	1,500,000	1,125,000

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Telefonica Emisiones SAU
6.421% 06/20/16	1,425,000	1,615,735
Virgin Media Finance PLC
9.500% 08/15/16	5,210,000	5,470,500
Windstream Corp.
8.625% 08/01/16	6,280,000	6,327,100
		37,127,352
Wireless Equipment – 0.1%
Crown Castle International Corp.
9.000% 01/15/15	2,235,000	2,363,513
		2,363,513
Telecommunication Services Total		136,018,695
Communications Total		185,882,321
Consumer Cyclical – 4.8%
Apparel – 0.2%
Apparel Manufacturers – 0.2%
Levi Strauss & Co.
9.750% 01/15/15	4,540,000	4,755,650
		4,755,650
Apparel Total		4,755,650
Auto Manufacturers – 0.2%
Auto-Cars/Light Trucks – 0.1%
General Motors Corp.
7.200% 01/15/11 (i)	2,775,000	589,688
8.375% 07/15/33 (i)	6,915,000	1,521,300
		2,110,988
Auto-Medium & Heavy Duty Trucks – 0.1%
Navistar International Corp.
8.250% 11/01/21	3,165,000	3,109,612
		3,109,612
Auto Manufacturers Total		5,220,600
Auto Parts & Equipment – 0.4%
Auto/Truck Parts & Equipment-Original – 0.2%
TRW Automotive, Inc.
7.000% 03/15/14 (b)	3,320,000	3,141,550
		3,141,550
Rubber-Tires – 0.2%
Goodyear Tire & Rubber Co.
9.000% 07/01/15	3,865,000	3,951,962
10.500% 05/15/16	630,000	677,250
		4,629,212
Auto Parts & Equipment Total		7,770,762

	Par (a)	Value ($)
Entertainment – 0.7%
Casino Services – 0.1%
American Casino & Entertainment Properties LLC
11.000% 06/15/14 (b)	2,670,000	2,189,400
		2,189,400
Gambling (Non-Hotel) – 0.4%
Boyd Gaming Corp.
6.750% 04/15/14	1,250,000	1,093,750
7.125% 02/01/16	1,225,000	998,375
Jacobs Entertainment, Inc.
9.750% 06/15/14	2,640,000	2,402,400
Mohegan Tribal Gaming Authority
11.500% 11/01/17 (b)	2,125,000	2,082,500
Pinnacle Entertainment, Inc.
8.625% 08/01/17 (b)	1,780,000	1,771,100
		8,348,125
Music – 0.2%
WMG Acquisition Corp.
7.375% 04/15/14	2,605,000	2,481,263
WMG Holdings Corp.
(j) 9.500% 12/15/14 (9.500% 12/15/09)	2,570,000	2,566,787
		5,048,050
Resorts/Theme Parks – 0.0%
Six Flags, Inc.
9.625% 06/01/14 (i)	1,557,000	307,507
		307,507
Entertainment Total		15,893,082
Home Builders – 0.7%
Building-Residential/Commercial – 0.7%
Beazer Homes USA, Inc.
8.625% 05/15/11	1,635,000	1,585,950
D.R. Horton, Inc.
5.625% 09/15/14	2,785,000	2,652,712
5.625% 01/15/16	1,483,000	1,364,360
KB Home
5.875% 01/15/15	4,970,000	4,572,400
Ryland Group, Inc.
8.400% 05/15/17	1,400,000	1,484,000
Standard Pacific Corp.
7.000% 08/15/15	2,685,000	2,369,513
		14,028,935
Home Builders Total		14,028,935

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Home Furnishings – 0.0%
Home Furnishings – 0.0%
Simmons Co.
PIK, 7.351% 02/15/12 (02/15/10) (c)(d)(i)(k)	2,507,713	37,616
		37,616
Home Furnishings Total		37,616
Leisure Time – 0.2%
Cruise Lines – 0.2%
Royal Caribbean Cruises Ltd.
7.500% 10/15/27	4,310,000	3,383,350
		3,383,350
Leisure Time Total		3,383,350
Lodging – 1.0%
Casino Hotels – 0.5%
Harrah's Operating Co., Inc.
10.000% 12/15/18 (b)	2,370,000	1,801,200
11.250% 06/01/17 (b)	1,220,000	1,247,450
Harrah's Operating Escrow LLC/Harrah's Escrow Corp.
11.250% 06/01/17 (b)	2,620,000	2,672,400
Majestic Star LLC
9.750% 01/15/11 (i)	2,740,000	260,300
MGM Mirage
6.750% 09/01/12	5,525,000	4,710,062
Snoqualmie Entertainment Authority
4.680% 02/01/14 (02/01/10) (b)(c)(d)	375,000	191,250
9.125% 02/01/15 (b)	2,015,000	1,047,800
		11,930,462
Gambling (Non-Hotel) – 0.2%
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (b)	4,265,000	1,023,600
Seminole Indian Tribe of Florida
7.804% 10/01/20 (b)	3,055,000	2,661,119
		3,684,719
Hotels & Motels – 0.3%
Host Hotels & Resorts LP
6.750% 06/01/16	3,120,000	2,956,200
Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	3,305,000	3,181,063
		6,137,263
Lodging Total		21,752,444

	Par (a)	Value ($)
Retail – 1.4%
Retail-Apparel/Shoe – 0.2%
Limited Brands, Inc.
8.500% 06/15/19 (b)	3,140,000	3,312,700
		3,312,700
Retail-Discount – 0.2%
Dollar General Corp.
PIK, 11.875% 07/15/17	3,054,000	3,412,845
		3,412,845
Retail-Drug Stores – 0.3%
CVS Pass-Through Trust
8.353% 07/10/31 (b)	1,879,755	2,133,766
Rite Aid Corp.
9.500% 06/15/17	5,240,000	4,309,900
		6,443,666
Retail-Propane Distributors – 0.4%
AmeriGas Partners LP
7.125% 05/20/16	2,910,000	2,851,800
7.250% 05/20/15	990,000	975,150
Inergy LP/Inergy Finance Corp.
8.250% 03/01/16	1,365,000	1,375,238
8.750% 03/01/15	2,645,000	2,697,900
		7,900,088
Retail-Restaurants – 0.1%
Landry's Restaurants, Inc.
11.625% 12/01/15 (b)	1,340,000	1,360,100
McDonald's Corp.
5.700% 02/01/39	1,050,000	1,115,165
		2,475,265
Retail-Toy Store – 0.2%
Toys R US, Inc.
7.375% 10/15/18	5,440,000	4,773,600
		4,773,600
Retail-Vitamins/Nutritional Supplements – 0.0%
General Nutrition Centers, Inc.
PIK, 5.178% 03/15/14 (03/15/10) (c)(d)	980,000	894,250
		894,250
Retail Total		29,212,414
Consumer Cyclical Total		102,054,853

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Consumer Non-Cyclical – 5.5%
Beverages – 0.2%
Beverages-Non-Alcoholic – 0.1%
Cott Beverages, Inc.
8.375% 11/15/17 (b)	740,000	740,000
		740,000
Brewery – 0.1%
Anheuser-Busch InBev Worldwide, Inc.
7.200% 01/15/14 (b)	1,340,000	1,539,003
7.750% 01/15/19 (b)	420,000	503,706
8.000% 11/15/39 (b)	645,000	814,772
		2,857,481
Beverages Total		3,597,481
Commercial Services – 1.0%
Commercial Services – 0.4%
ARAMARK Corp.
8.500% 02/01/15	4,625,000	4,636,562
Iron Mountain, Inc.
8.000% 06/15/20	3,755,000	3,773,775
		8,410,337
Commercial Services-Finance – 0.1%
ACE Cash Express, Inc.
10.250% 10/01/14 (b)	1,550,000	1,170,250
		1,170,250
Funeral Services & Related Items – 0.1%
Service Corp. International
6.750% 04/01/16	1,980,000	1,900,800
7.000% 06/15/17	1,920,000	1,852,800
		3,753,600
Private Corrections – 0.1%
Corrections Corp. of America
6.250% 03/15/13	2,480,000	2,483,100
		2,483,100
Rental Auto/Equipment – 0.3%
Ashtead Holdings PLC
8.625% 08/01/15 (b)	3,149,000	3,086,020
Rental Service Corp.
9.500% 12/01/14	3,230,000	3,161,363
		6,247,383
Commercial Services Total		22,064,670

	Par (a)	Value ($)
Cosmetics/Personal Care – 0.0%
Cosmetics & Toiletries – 0.0%
Revlon Consumer Products Corp.
9.750% 11/15/15 (b)	535,000	541,019
		541,019
Cosmetics/Personal Care Total		541,019
Food – 1.0%
Food-Meat Products – 0.5%
JBS USA LLC/JBS USA Finance, Inc.
11.625% 05/01/14 (b)	5,060,000	5,622,925
Smithfield Foods, Inc.
10.000% 07/15/14 (b)	3,595,000	3,765,762
Tyson Foods, Inc.
10.500% 03/01/14	2,120,000	2,395,600
		11,784,287
Food-Miscellaneous/Diversified – 0.4%
Campbell Soup Co.
4.500% 02/15/19	570,000	593,957
ConAgra Foods, Inc.
7.000% 10/01/28	855,000	935,293
Del Monte Corp.
6.750% 02/15/15	2,185,000	2,195,925
Pinnacle Foods Finance LLC
9.250% 04/01/15	2,520,000	2,602,782
Reddy Ice Holdings, Inc.
10.500% 11/01/12	1,815,000	1,669,800
		7,997,757
Retail-Hypermarkets – 0.1%
New Albertsons, Inc.
8.000% 05/01/31	2,700,000	2,463,750
		2,463,750
Food Total		22,245,794
Healthcare Products – 0.4%
Medical Products – 0.4%
Biomet, Inc.
PIK, 10.375% 10/15/17	7,340,000	7,872,150
		7,872,150
Healthcare Products Total		7,872,150
Healthcare Services – 1.9%
Dialysis Centers – 0.1%
DaVita, Inc.
7.250% 03/15/15	2,245,000	2,233,775
		2,233,775

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Medical Labs & Testing Services – 0.1%
Roche Holdings, Inc.
6.000% 03/01/19 (b)	1,650,000	1,861,987
		1,861,987
Medical-HMO – 0.2%
Health Net, Inc.
6.375% 06/01/17	3,440,000	3,061,600
WellPoint, Inc.
7.000% 02/15/19	960,000	1,103,935
		4,165,535
Medical-Hospitals – 1.1%
Community Health Systems, Inc.
8.875% 07/15/15	5,810,000	5,926,200
HCA, Inc.
9.250% 11/15/16	2,655,000	2,807,662
PIK, 9.625% 11/15/16	13,400,000	14,287,750
		23,021,612
Physical Therapy/Rehab Centers – 0.2%
Healthsouth Corp.
8.125% 02/15/20 (h)	1,475,000	1,445,500
10.750% 06/15/16	2,190,000	2,387,100
		3,832,600
Physician Practice Management – 0.2%
U.S. Oncology Holdings, Inc.
PIK, 6.428% 03/15/12 (03/15/10) (c)(d)	2,684,000	2,378,904
U.S. Oncology, Inc.
9.125% 08/15/17 (b)	2,355,000	2,455,088
		4,833,992
Healthcare Services Total		39,949,501
Household Products/Wares – 0.2%
Consumer Products-Miscellaneous – 0.2%
American Greetings Corp.
7.375% 06/01/16	2,365,000	2,282,225
Jostens IH Corp.
7.625% 10/01/12	1,700,000	1,708,500
		3,990,725
Household Products/Wares Total		3,990,725

	Par (a)	Value ($)
Pharmaceuticals – 0.8%
Medical-Drugs – 0.6%
Elan Finance PLC
4.273% 11/15/11 (02/15/10) (c)(d)	975,000	906,750
8.875% 12/01/13	3,205,000	3,140,900
Novartis Securities Investment Ltd.
5.125% 02/10/19	950,000	1,027,559
Valeant Pharmaceuticals International
8.375% 06/15/16 (b)	2,815,000	2,899,450
Warner Chilcott Corp.
8.750% 02/01/15	4,330,000	4,470,725
Wyeth
5.500% 02/15/16	800,000	888,928
		13,334,312
Pharmacy Services – 0.2%
Omnicare, Inc.
6.750% 12/15/13	3,840,000	3,715,200
6.875% 12/15/15	650,000	624,000
		4,339,200
Pharmaceuticals Total		17,673,512
Consumer Non-Cyclical Total		117,934,852
Diversified – 0.1%
Diversified Holding Companies – 0.1%
Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC
7.750% 10/15/16 (b)	850,000	858,500
Diversified Holding Companies Total		858,500
Diversified Total		858,500
Energy – 6.4%
Coal – 0.6%
Coal – 0.6%
Arch Western Finance LLC
6.750% 07/01/13	5,110,000	5,084,450
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.500% 12/15/19 (b)	735,000	727,650
Massey Energy Co.
6.875% 12/15/13	6,305,000	6,210,425
		12,022,525
Coal Total		12,022,525

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Energy-Alternate Sources – 0.2%
Energy-Alternate Sources – 0.2%
Headwaters, Inc.
11.375% 11/01/14 (b)	2,125,000	2,172,812
Power Sector Assets & Liabilities Management Corp.
7.250% 05/27/19 (b)	2,500,000	2,618,750
		4,791,562
Energy-Alternate Sources Total		4,791,562
Oil & Gas – 4.0%
Oil Companies-Exploration & Production – 3.4%
Antero Resources Finance Corp.
9.375% 12/01/17 (b)	1,625,000	1,629,063
Chaparral Energy, Inc.
8.875% 02/01/17	1,595,000	1,411,575
Chesapeake Energy Corp.
6.375% 06/15/15	7,875,000	7,323,750
Cimarex Energy Co.
7.125% 05/01/17	3,989,000	3,974,041
Compton Petroleum Corp.
7.625% 12/01/13	2,490,000	1,855,050
Connacher Oil & Gas Ltd.
11.750% 07/15/14 (b)	3,330,000	3,629,700
Forest Oil Corp.
8.500% 02/15/14 (b)	4,445,000	4,545,013
Newfield Exploration Co.
6.625% 04/15/16	4,225,000	4,161,625
Nexen, Inc.
5.875% 03/10/35	960,000	904,023
7.500% 07/30/39	1,080,000	1,214,883
OPTI Canada, Inc.
8.250% 12/15/14	5,865,000	4,692,000
Pemex Finance Ltd.
9.150% 11/15/18	2,485,000	3,017,422
10.610% 08/15/17	1,650,000	2,085,254
Penn Virginia Corp.
10.375% 06/15/16	1,960,000	2,111,900
Petrobras International Finance Co.
5.875% 03/01/18	4,150,000	4,321,105
7.875% 03/15/19	3,200,000	3,738,499
PetroHawk Energy Corp.
7.875% 06/01/15	6,420,000	6,403,950
Quicksilver Resources, Inc.
7.125% 04/01/16	5,430,000	4,900,575
Range Resources Corp.
7.500% 05/15/16	1,590,000	1,597,950
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.500% 09/30/14 (b)	1,000,000	1,050,123
5.832% 09/30/16 (b)	4,200,000	4,490,514

	Par (a)	Value ($)
Southwestern Energy Co.
7.500% 02/01/18	2,210,000	2,281,825
Talisman Energy, Inc.
7.750% 06/01/19	1,094,000	1,309,953
XTO Energy, Inc.
7.500% 04/15/12	340,000	380,382
		73,030,175
Oil Refining & Marketing – 0.3%
Frontier Oil Corp.
8.500% 09/15/16	1,905,000	1,947,863
Tesoro Corp.
6.625% 11/01/15	3,225,000	2,958,937
United Refining Co.
10.500% 08/15/12	2,145,000	1,930,500
		6,837,300
Oil-Field Services – 0.3%
Gazprom International SA
7.201% 02/01/20	4,989,704	5,102,472
		5,102,472
Oil & Gas Total		84,969,947
Oil & Gas Services – 0.1%
Oil-Field Services – 0.1%
Halliburton Co.
5.900% 09/15/18	515,000	576,710
Smith International, Inc.
9.750% 03/15/19	470,000	602,531
Weatherford International Ltd.
5.150% 03/15/13	700,000	740,726
		1,919,967
Seismic Data Collection – 0.0%
Seitel, Inc.
9.750% 02/15/14	1,530,000	1,040,400
		1,040,400
Oil & Gas Services Total		2,960,367
Oil, Gas & Consumable Fuels – 0.3%
Oil Company-Integrated – 0.3%
Ecopetrol SA
7.625% 07/23/19	5,000,000	5,644,000
		5,644,000
Oil, Gas & Consumable Fuels Total		5,644,000
Pipelines – 1.2%
Pipelines – 1.2%
Atlas Pipeline Partners LP
8.125% 12/15/15	3,125,000	2,562,500

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
El Paso Corp.
6.875% 06/15/14	2,970,000	2,925,450
7.250% 06/01/18	3,525,000	3,524,753
Kinder Morgan Energy Partners LP
5.800% 03/01/21	685,000	723,205
6.500% 09/01/39	550,000	563,905
6.950% 01/15/38	670,000	724,180
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	3,850,000	3,619,000
MarkWest Energy Partners LP
6.875% 11/01/14	2,800,000	2,632,000
8.500% 07/15/16	1,905,000	1,919,288
Plains All American Pipeline LP
5.750% 01/15/20	140,000	145,437
6.500% 05/01/18	1,360,000	1,488,833
8.750% 05/01/19	1,240,000	1,524,668
TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (c)(d)	1,450,000	1,356,761
7.625% 01/15/39	575,000	731,330
Williams Companies, Inc.
7.875% 09/01/21	1,030,000	1,149,338
		25,590,648
Pipelines Total		25,590,648
Energy Total		135,979,049
Financials – 6.2%
Banks – 2.5%
Commercial Banks-Central US – 0.1%
Northern Trust Co.
6.500% 08/15/18	1,500,000	1,746,273
		1,746,273
Commercial Banks-Non US – 0.2%
Barclays Bank PLC
5.000% 09/22/16	760,000	788,277
7.375% 06/29/49 (12/01/11) (b)(c)(d)	275,000	250,250
Lloyds TSB Group PLC
6.267% 11/29/49 (11/14/16) (b)(c)(d)	400,000	216,000
Westpac Banking Corp.
4.200% 02/27/15	2,285,000	2,364,543
		3,619,070
Commercial Banks-Western U.S. – 1.0%
Citibank NA
1.875% 05/07/12	20,000,000	20,355,680

	Par (a)	Value ($)
Zions Bancorporation
7.750% 09/23/14	1,640,000	1,459,600
		21,815,280
Diversified Banking Institutional – 0.2%
Citigroup, Inc.
6.375% 08/12/14	355,000	373,423
8.125% 07/15/39	705,000	775,063
8.500% 05/22/19	2,150,000	2,428,160
		3,576,646
Diversified Financial Services – 0.2%
JPMorgan Chase Capital XVIII
6.950% 08/17/36	195,000	192,645
JPMorgan Chase Capital XX
6.550% 09/29/36	2,835,000	2,598,300
JPMorgan Chase Capital XXII
6.450% 02/02/37	150,000	135,018
JPMorgan Chase Capital XXVII
7.000% 11/01/39	450,000	454,500
		3,380,463
Fiduciary Banks – 0.3%
Bank of New York Mellon Corp.
5.450% 05/15/19	4,405,000	4,779,381
Northern Trust Corp.
5.500% 08/15/13	1,070,000	1,192,066
		5,971,447
Money Center Banks – 0.1%
Comerica Bank
5.200% 08/22/17	500,000	459,050
Deutsche Bank AG/London
4.875% 05/20/13	2,280,000	2,451,518
		2,910,568
Special Purpose Entity – 0.0%
Capital One Capital IV
6.745% 02/17/37 (02/17/32) (c)(d)	455,000	357,175
Capital One Capital V
10.250% 08/15/39	835,000	918,500
		1,275,675
Super-Regional Banks-US – 0.4%
Capital One Financial Corp.
5.700% 09/15/11	1,920,000	2,029,052
7.375% 05/23/14	1,045,000	1,198,629
Keycorp
6.500% 05/14/13	1,190,000	1,246,349
National City Corp.
4.900% 01/15/15	1,940,000	2,036,571

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)		Value ($)
USB Capital IX
6.189% 04/15/49 (04/15/11) (c)(d)		2,525,000	1,969,500
			8,480,101
Banks Total			52,775,523
Commercial Banks – 0.0%
Commercial Banks-Eastern US – 0.0%
Discover Bank/Greenwood DE
8.700% 11/18/19		305,000	321,405
			321,405
Commercial Banks Total			321,405
Diversified Financial Services – 2.4%
Diversified Financial Services – 0.0%
General Electric Capital Corp.
6.000% 08/07/19		700,000	737,349
			737,349
Finance-Auto Loans – 1.2%
Ford Motor Credit Co., LLC
7.500% 08/01/12		1,590,000	1,575,692
7.800% 06/01/12		8,100,000	8,093,690
8.000% 12/15/16		3,310,000	3,296,571
GMAC, Inc.
6.875% 09/15/11 (b)		6,270,000	6,034,875
8.000% 11/01/31 (b)		6,743,000	5,782,123
			24,782,951
Finance-Consumer Loans – 0.4%
American General Finance Corp.
6.900% 12/15/17		1,885,000	1,323,170
Sears Roebuck Acceptance Corp.
7.000% 02/01/11		955,000	955,000
SLM Corp.
5.000% 10/01/13		1,885,000	1,638,161
6.500% 06/15/10	NZD	7,865,000	5,421,912
			9,338,243
Finance-Credit Card – 0.1%
Discover Financial Services
10.250% 07/15/19		2,655,000	3,118,324
			3,118,324
Finance-Investment Banker/Broker – 0.1%
E*Trade Financial Corp.
PIK, 12.500% 11/30/17 (h)		1,795,625	2,019,454
			2,019,454

	Par (a)	Value ($)
Finance-Leasing Company – 0.1%
International Lease Finance Corp.
4.875% 09/01/10	455,000	441,381
5.625% 09/15/10	2,250,000	2,195,082
		2,636,463
Finance-Other Services – 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.125% 02/15/13	3,380,000	3,312,400
		3,312,400
Investment Management/Advisor Service – 0.2%
Ameriprise Financial, Inc.
7.300% 06/28/19	610,000	695,052
Nuveen Investments, Inc.
10.500% 11/15/15 (b)	3,045,000	2,679,600
		3,374,652
Special Purpose Entity – 0.1%
Reliance Intermediate Holdings LP
9.500% 12/15/19 (b)	2,300,000	2,403,500
		2,403,500
Diversified Financial Services Total		51,723,336
Insurance – 1.1%
Insurance Brokers – 0.2%
HUB International Holdings, Inc.
10.250% 06/15/15 (b)	2,205,000	2,006,550
USI Holdings Corp.
9.750% 05/15/15 (b)	1,665,000	1,481,850
		3,488,400
Life/Health Insurance – 0.3%
Lincoln National Corp.
7.000% 05/17/66 (05/17/16) (c)(d)	760,000	585,200
8.750% 07/01/19	1,720,000	2,006,521
Principal Life Income Funding Trusts
5.300% 04/24/13	960,000	1,024,523
Provident Companies, Inc.
7.000% 07/15/18	990,000	989,830
Prudential Financial, Inc.
7.375% 06/15/19	780,000	885,975
Unum Group
7.125% 09/30/16	680,000	715,223
		6,207,272
Multi-Line Insurance – 0.3%
ING Groep NV
5.775% 12/29/49 (12/08/15) (c)(d)	2,825,000	2,012,812

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
MetLife Capital Trust X
9.250% 04/08/38 (b)(c)	1,320,000	1,372,800
MetLife, Inc.
6.750% 06/01/16	1,520,000	1,746,070
10.750% 08/01/39	510,000	612,000
		5,743,682
Mutual Insurance – 0.0%
Liberty Mutual Group, Inc.
10.750% 06/15/58 (b)(c)	920,000	961,400
		961,400
Property/Casualty Insurance – 0.3%
Asurion Corp.
6.739% 07/02/15 (12/11/09) (c)(d)(k)	3,810,000	3,617,934
Crum & Forster Holdings Corp.
7.750% 05/01/17	3,060,000	2,907,000
		6,524,934
Reinsurance – 0.0%
Transatlantic Holdings, Inc.
8.000% 11/30/39	1,005,000	984,869
		984,869
Insurance Total		23,910,557
Real Estate Investment Trusts (REITs) – 0.2%
REITS-Diversified – 0.1%
Duke Realty LP
7.375% 02/15/15	785,000	839,016
8.250% 08/15/19	555,000	600,245
		1,439,261
REITS-Office Property – 0.1%
Brandywine Operating Partnership LP
7.500% 05/15/15	2,125,000	2,176,861
Highwoods Properties, Inc.
5.850% 03/15/17	140,000	129,574
		2,306,435
Real Estate Investment Trusts (REITs) Total		3,745,696
Savings & Loans – 0.0%
Savings & Loans/Thrifts-Western US – 0.0%
Wachovia Mortgage FSB
4.125% 12/15/09	850,000	850,946
		850,946
Savings & Loans Total		850,946
Financials Total		133,327,463

	Par (a)	Value ($)
Industrials – 5.0%
Aerospace & Defense – 0.7%
Aerospace/Defense – 0.0%
Embraer Overseas Ltd.
6.375% 01/15/20	500,000	485,000
		485,000
Aerospace/Defense-Equipment – 0.5%
BE Aerospace, Inc.
8.500% 07/01/18	3,980,000	4,119,300
Sequa Corp.
11.750% 12/01/15 (b)	4,105,000	3,653,450
TransDigm, Inc.
7.750% 07/15/14	330,000	334,125
7.750% 07/15/14 (b)	1,480,000	1,502,200
		9,609,075
Electronics-Military – 0.2%
L-3 Communications Corp.
6.375% 10/15/15	4,780,000	4,702,325
		4,702,325
Aerospace & Defense Total		14,796,400
Building Materials – 0.3%
Building & Construction Products-Miscellaneous – 0.2%
Nortek, Inc.
10.000% 12/01/13 (l)	1,710,000	1,752,750
Owens Corning
6.500% 12/01/16	1,985,000	1,973,839
		3,726,589
Building Products-Cement/Aggregation – 0.1%
Texas Industries, Inc.
7.250% 07/15/13	2,580,000	2,496,150
		2,496,150
Building Materials Total		6,222,739
Electrical Components & Equipment – 0.3%
Wire & Cable Products – 0.3%
Belden, Inc.
7.000% 03/15/17	3,215,000	3,110,512
General Cable Corp.
7.125% 04/01/17	2,765,000	2,675,138
		5,785,650
Electrical Components & Equipment Total		5,785,650

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Electronics – 0.1%
Electronic Components-Miscellaneous – 0.1%
Flextronics International Ltd.
6.250% 11/15/14	1,367,000	1,325,990
		1,325,990
Electronics Total		1,325,990
Engineering & Construction – 0.1%
Building & Construction-Miscellaneous – 0.1%
Esco Corp.
8.625% 12/15/13 (b)	1,645,000	1,636,775
		1,636,775
Engineering & Construction Total		1,636,775
Environmental Control – 0.1%
Hazardous Waste Disposal – 0.1%
Clean Harbors, Inc.
7.625% 08/15/16 (b)	2,000,000	2,012,500
		2,012,500
Environmental Control Total		2,012,500
Machinery-Construction & Mining – 0.2%
Machinery-Construction & Mining – 0.2%
Caterpillar, Inc.
8.250% 12/15/38	150,000	209,754
Terex Corp.
8.000% 11/15/17	4,305,000	3,939,075
		4,148,829
Machinery-Construction & Mining Total		4,148,829
Machinery-Diversified – 0.3%
Machinery-General Industry – 0.3%
Altra Holdings, Inc.
8.125% 12/01/16 (b)	920,000	922,300
CPM Holdings, Inc.
10.625% 09/01/14 (b)	2,575,000	2,690,875
Manitowoc Co., Inc.
7.125% 11/01/13	3,500,000	3,246,250
		6,859,425
Machinery-Diversified Total		6,859,425
Miscellaneous Manufacturing – 0.8%
Diversified Manufacturing Operators – 0.4%
Bombardier, Inc.
6.300% 05/01/14 (b)	5,105,000	4,926,325
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	550,000	666,124
Koppers Holdings, Inc.
9.875% 11/15/14	2,960,000	3,100,600

	Par (a)	Value ($)
Koppers, Inc.
7.875% 12/01/19 (b)(h)	370,000	370,000
Tyco International Ltd./Tyco International Finance SA
6.875% 01/15/21	155,000	179,818
		9,242,867
Firearms & Ammunition – 0.1%
Colt Defense LLC/Colt Finance Corp.
8.750% 11/15/17 (b)	1,950,000	1,959,750
		1,959,750
Miscellaneous Manufacturing – 0.3%
American Railcar Industries, Inc.
7.500% 03/01/14	2,700,000	2,457,000
TriMas Corp.
9.875% 06/15/12	3,415,000	3,261,325
		5,718,325
Miscellaneous Manufacturing Total		16,920,942
Packaging & Containers – 1.1%
Containers-Metal/Glass – 0.4%
BWAY Corp.
10.000% 04/15/14 (b)	2,195,000	2,299,263
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	2,440,000	2,488,800
Crown Americas LLC & Crown Americas Capital Corp. II
7.625% 05/15/17 (b)	1,265,000	1,290,300
Owens-Brockway Glass Container, Inc.
8.250% 05/15/13	3,940,000	4,018,800
		10,097,163
Containers-Paper/Plastic – 0.7%
Berry Plastics Holding Corp.
8.875% 09/15/14	3,280,000	2,993,000
Graham Packaging Co., LP/GPC Capital Corp. I
8.250% 01/01/17 (b)	3,350,000	3,274,625
9.875% 10/15/14	1,930,000	1,958,950
Graphic Packaging International, Inc.
9.500% 06/15/17	3,065,000	3,233,575
Solo Cup Co.
8.500% 02/15/14	3,285,000	3,161,812
		14,621,962
Packaging & Containers Total		24,719,125
Transportation – 1.0%
Transportation-Marine – 0.5%
Navios Maritime Holdings, Inc.
9.500% 12/15/14	3,385,000	3,329,994
Ship Finance International Ltd.
8.500% 12/15/13	2,515,000	2,348,381

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Stena AB
7.500% 11/01/13	2,740,000	2,623,550
Teekay Corp.
8.875% 07/15/11	1,455,000	1,498,650
		9,800,575
Transportation-Railroad – 0.3%
BNSF Funding Trust I
6.613% 12/15/55 (01/15/26) (c)(d)	920,000	887,800
RailAmerica, Inc.
9.250% 07/01/17 (b)	1,336,000	1,396,120
TFM SA de CV
9.375% 05/01/12	3,445,000	3,522,513
Union Pacific Corp.
5.700% 08/15/18	1,440,000	1,563,042
		7,369,475
Transportation-Services – 0.2%
Bristow Group, Inc.
7.500% 09/15/17	2,360,000	2,282,120
PHI, Inc.
7.125% 04/15/13	1,910,000	1,831,212
		4,113,332
Transportation Total		21,283,382
Industrials Total		105,711,757
Technology – 0.7%
Computers – 0.3%
Computer Services – 0.2%
Sungard Data Systems, Inc.
9.125% 08/15/13	6,155,000	6,247,325
		6,247,325
Computers-Memory Devices – 0.1%
Seagate Technology International
10.000% 05/01/14 (b)	1,080,000	1,179,900
		1,179,900
Computers Total		7,427,225
Networking Products – 0.0%
Networking Products – 0.0%
Cisco Systems, Inc.
5.900% 02/15/39	755,000	790,664
		790,664
Networking Products Total		790,664

	Par (a)	Value ($)
Semiconductors – 0.3%
Electronic Components-Semiconductors – 0.3%
Amkor Technology, Inc.
9.250% 06/01/16	3,805,000	3,919,150
Freescale Semiconductor, Inc.
12.500% 12/15/14 (k)	1,840,792	1,880,676
		5,799,826
Semiconductors Total		5,799,826
Software – 0.1%
Enterprise Software/Services – 0.1%
Oracle Corp.
5.000% 01/15/11	665,000	694,631
6.500% 04/15/38	925,000	1,057,015
		1,751,646
Software Total		1,751,646
Technology Total		15,769,361
Utilities – 2.2%
Electric – 2.1%
Electric-Generation – 0.4%
AES Corp.
8.000% 10/15/17	2,465,000	2,458,838
Edison Mission Energy
7.000% 05/15/17	2,030,000	1,481,900
Intergen NV
9.000% 06/30/17 (b)	4,660,000	4,834,750
		8,775,488
Electric-Integrated – 0.9%
CMS Energy Corp.
6.875% 12/15/15	1,615,000	1,606,925
Commonwealth Edison Co.
5.950% 08/15/16	950,000	1,046,087
Consolidated Edison Co. of New York, Inc.
6.750% 04/01/38	895,000	1,069,202
Energy Future Holdings Corp.
PIK, 11.250% 11/01/17	5,180,962	3,137,722
Ipalco Enterprises, Inc.
7.250% 04/01/16 (b)	2,415,000	2,408,962
Kansas City Power & Light Co.
7.150% 04/01/19	835,000	994,880
Mirant Americas Generation LLC
8.500% 10/01/21	4,545,000	4,113,225
Niagara Mohawk Power Corp.
4.881% 08/15/19 (b)	865,000	887,128

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Texas Competitive Electric Holdings Co., LLC
PIK, 10.500% 11/01/16	6,602,463	4,035,755
		19,299,886
Independent Power Producer – 0.8%
AES Corp.
7.750% 03/01/14	3,710,000	3,719,275
Dynegy Holdings, Inc.
7.750% 06/01/19	4,535,000	3,707,362
Mirant North America LLC
7.375% 12/31/13	1,005,000	989,925
NRG Energy, Inc.
7.375% 02/01/16	2,170,000	2,159,150
7.375% 01/15/17	2,505,000	2,486,213
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (b)	3,720,000	3,329,400
		16,391,325
Electric Total		44,466,699
Gas – 0.1%
Gas-Distribution – 0.1%
Atmos Energy Corp.
8.500% 03/15/19	580,000	726,721
Centerpoint Energy, Inc.
5.950% 02/01/17	1,570,000	1,601,821
Sempra Energy
6.500% 06/01/16	310,000	345,669
		2,674,211
Gas Total		2,674,211
Utilities Total		47,140,910
Total Corporate Fixed-Income Bonds & Notes (cost of $900,276,850)		937,252,049
Mortgage-Backed Securities – 5.9%
Federal Home Loan Mortgage Corp.
5.000% 05/01/21	11,231,277	12,003,544
9.000% 12/01/18	461	511
9.000% 01/01/22	14,914	17,026
9.250% 05/01/16	41,983	46,877
9.500% 08/01/16	416	465
9.750% 09/01/16	859	929
10.000% 11/01/16	350	353
10.000% 10/01/19	1,849	2,095
10.000% 11/01/19	3,735	4,304
10.500% 01/01/20	5,021	5,658
10.750% 07/01/11	7,457	7,696
10.750% 09/01/13	1,372	1,385

	Par (a)	Value ($)
11.250% 08/01/13	406	410
11.250% 09/01/15	5,411	6,291
Federal National Mortgage Association
4.000% 01/01/39	18,414,144	18,518,846
5.000% 09/01/37	11,200,136	11,764,737
5.500% 11/01/36	8,137,367	8,672,335
6.000% 10/01/36	3,425,574	3,683,495
6.000% 02/01/37	10,749,901	11,559,293
6.000% 08/01/37	16,004,723	17,187,260
6.500% 12/01/31	16,246	17,721
6.500% 05/01/32	21,695	23,650
6.500% 01/01/33	10,785	11,757
6.500% 05/01/33	55,276	60,293
6.500% 11/01/36	23,402,606	25,336,519
6.500% 11/01/37	14,487,176	15,668,503
8.500% 06/01/15	134	146
8.500% 09/01/21	3,350	3,372
9.000% 05/01/12	3,207	3,297
9.000% 07/01/14	481	519
9.000% 04/01/16	38	39
9.000% 08/01/21	19,141	19,314
10.000% 04/01/14	35,549	39,143
10.500% 07/01/14	14,931	15,095
10.500% 01/01/16	33	33
10.500% 03/01/16	101,011	114,506
Government National Mortgage Association
9.000% 05/15/16	18,689	20,786
9.000% 06/15/16	15,567	17,314
9.000% 07/15/16	38,777	43,129
9.000% 08/15/16	33,489	37,246
9.000% 09/15/16	41,777	46,301
9.000% 09/15/16	23,451	26,083
9.000% 10/15/16	8,380	9,320
9.000% 11/15/16	26,119	28,858
9.000% 12/15/16	27,834	30,959
9.000% 01/15/17	2,044	2,283
9.000% 02/15/17	4,487	5,010
9.000% 04/15/17	6,837	7,634
9.000% 07/15/17	23,178	25,880
9.000% 10/15/17	7,478	8,350
9.000% 12/15/17	7,765	8,747
9.500% 10/15/16	5,977	6,644
9.500% 09/15/17	1,745	1,973
10.000% 09/15/17	20,849	23,380
10.000% 11/15/17	2,950	3,308
10.000% 02/15/18	10,951	12,597
10.000% 08/15/18	243	279
10.000% 09/15/18	2,404	2,766
10.000% 11/15/18	6,386	7,307
10.000% 03/15/19	6,536	7,559

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Mortgage-Backed Securities (continued)
	Par (a)	Value ($)
10.000% 06/15/19	1,537	1,757
10.000% 08/15/19	1,389	1,607
10.000% 11/15/20	1,455	1,685
10.500% 10/15/15	4,420	4,931
10.500% 12/15/15	585	652
10.500% 01/15/16	2,660	2,989
10.500% 10/15/17	3,696	4,161
10.500% 12/15/17	2,485	2,798
10.500% 01/15/18	4,522	5,115
10.500% 07/15/18	891	1,008
10.500% 12/15/18	832	934
10.500% 05/15/19	67	70
10.500% 06/15/19	1,530	1,739
10.500% 07/15/19	717	814
11.000% 09/15/15	41,092	46,274
11.000% 10/15/15	25,559	28,748
11.750% 08/15/13	4,602	5,094
12.000% 05/15/14	195	217
Total Mortgage-Backed Securities (cost of $119,158,245)		125,291,723
Commercial Mortgage-Backed Securities – 1.1%
Bear Stearns Commercial Mortgage Securities
4.933% 02/13/42 (12/01/09) (c)(d)	4,845,000	4,893,643
5.201% 12/11/38	5,000,000	4,747,712
Greenwich Capital Commercial Funding Corp.
5.317% 06/10/36 (12/01/09) (c)(d)	1,395,000	1,438,450
GS Mortgage Securities Corp. II
5.553% 04/10/38 (12/01/09) (c)(d)	4,898,000	4,418,311
JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% 06/12/47	4,000,000	3,442,540
Morgan Stanley Capital I
5.971% 08/12/41 (12/01/09) (c)(d)	3,575,000	3,744,114
Wachovia Bank Commercial Mortgage Trust
5.726% 06/15/45	2,101,350	2,136,935
Total Commercial Mortgage-Backed Securities (cost of $23,864,857)		24,821,705
Asset-Backed Securities – 0.3%
Equity One ABS, Inc.
4.205% 04/25/34 (12/01/09) (c)(d)	5,050,000	4,501,801

	Par (a)	Value ($)
First Plus Home Loan Trust
7.720% 05/10/24 (12/01/09) (c)(d)	2,792	2,685
GMAC Mortgage Corp.
4.865% 09/25/34 (12/01/09) (c)(d)	3,362,575	1,985,980
Total Asset-Backed Securities (cost of $8,379,148)		6,490,466
Municipal Bonds – 0.2%
California – 0.2%
CA Cabazon Band Mission Indians
Series 2004, 13.000% 10/01/11	2,820,000	1,757,537
CA Los Angeles Unified School District
Series 2009, 5.750% 07/01/34	625,000	605,006
CA State
Series 2009, 7.550% 04/01/39	2,090,000	2,162,878
California Total		4,525,421
Total Municipal Bonds (cost of $5,472,087)		4,525,421
Collateralized Mortgage Obligation – 0.0%
Agency – 0.0%
Federal Home Loan Mortgage Corp.
I.O., 5.500% 05/15/27	4,760	4
Agency Total		4
Total Collateralized Mortgage Obligation (cost of $6)		4
Preferred Stock – 0.0%
	Shares
Communications – 0.0%
Media – 0.0%
CMP Susquehanna Radio Holdings Corp.,
Series A (b)(g)(m)	40,765	408
Media Total		408
Communications Total		408
Total Preferred Stock (cost of $408)		408

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Warrants – 0.0%
	Units	Value ($)
Financials – 0.0%
Banks – 0.0%
CNB Capital Trust I
Expires 03/23/19 (g)(m)	46,584	466
Banks Total		466
Financials Total		466
Total Warrants (cost of $466)		466
Securities Lending Collateral – 7.4%
	Shares
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.401%) (n)	157,952,943	157,952,943
Total Securities Lending Collateral (cost of $157,952,943)		157,952,943
Short-Term Obligation – 3.0%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 11/30/09, due 12/01/09 at 0.080% collateralized by a U.S. Government Agency obligation maturing 05/20/24, market value $64,676,550 (repurchase proceeds $63,408,141)	63,408,000	63,408,000
Total Short-Term Obligation (cost of $63,408,000)		63,408,000
Total Investments – 105.9% (cost of $2,138,848,772) (o)		2,263,416,298
Obligation to Return Collateral for Securities Loaned – (7.4)%		(157,952,943)
Other Assets & Liabilities, Net – 1.5%		32,033,878
Net Assets – 100.0%		2,137,497,233

Notes to Investment Portfolio:

(a)  Principal amount is stated in U.S. dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, these securities, which are not illiquid except for the following, amounted to $276,093,829, which represents 12.9% of net assets.

Security	Acquisition Date	Par/ Shares	Cost	Value
ACE Cash Express, Inc. 09/26/06 - 10.250% 10/01/14	11/02/06	$1,550,000	$1,565,225	$1,170,250
CMP Susquehanna Radio Holdings Corp., Series A	03/26/09	40,765	408	408
Local TV Finance LLC PIK, 05/02/07 - 9.250% 06/15/15	06/01/09	1,979,250	1,818,414	766,656
Orascom Telecom Finance SCA 7.875% 02/08/14	02/01/07	1,150,000	1,150,000	966,000
Seminole Indian Tribe of Florida 09/26/07 - 7.804% 10/01/20	10/04/07	3,055,000	3,105,055	2,661,119
Snoqualmie Entertainment Authority 4.680% 02/01/14	01/23/07	375,000	375,000	191,250
				$5,755,683

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at November 30, 2009.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  All or a portion of this security was on loan at November 30, 2009. The total market value of securities on loan at November 30, 2009 is $155,027,576.

(f)  Zero coupon bond.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2009, the value of these securities amounted to $79,624, which represents less than 0.1% of net assets.

(h)  Securities purchased on a delayed delivery basis.

(i)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At November 30, 2009, the value of these securities amounted to $2,730,261, which represents 0.1% of net assets.

(j)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(k)  Loan participation agreement.

(l)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. At November 30, 2009, the value of this security amounted to $1,752,750, which represents 0.1% of net assets.

(m)  Non-income producing security.

(n)  Investment made with cash collateral received from securities lending activity.

(o)  Cost for federal income tax purposes is $2,155,024,711.

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

The following table summarizes the inputs used, as of November 30, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government & Agency Obligations
Foreign Government Obligations	$—	$658,254,732	$—	$658,254,732
U.S. Government Agencies	—	3,793,863	—	3,793,863
U.S. Government Obligations	276,883,790	4,740,728	—	281,624,518
Total Government & Agency Obligations	276,883,790	666,789,323	—	943,673,113
Corporate Fixed-Income Bonds & Notes
Basic Materials	—	92,592,983	—	92,592,983
Communications	—	185,803,571	78,750	185,882,321
Consumer Cyclical	—	102,054,853	—	102,054,853
Consumer Non-Cyclical	—	117,934,852	—	117,934,852
Diversified	—	858,500	—	858,500
Energy	—	135,979,049	—	135,979,049
Financials	—	133,327,463	—	133,327,463
Industrials	—	105,711,757	—	105,711,757
Technology	—	15,769,361	—	15,769,361
Utilities	—	47,140,910	—	47,140,910
Total Corporate Fixed-Income Bonds & Notes	—	937,173,299	78,750	937,252,049
Total Mortgage-Backed Securities	—	125,291,723	—	125,291,723

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Commercial Mortgage-Backed Securities	$—	$24,821,705	$—	$24,821,705
Total Asset-Backed Securities	—	6,490,466	—	6,490,466
Total Municipal Bonds	—	4,525,421	—	4,525,421
Total Collateralized Mortgage Obligation	—	4	—	4
Total Preferred Stock	—	—	408	408
Total Warrants	—	—	466	466
Total Securities Lending Collateral	157,952,943	—	—	157,952,943
Total Short-Term Obligation	—	63,408,000	—	63,408,000
Total Investments	434,836,733	1,828,499,941	79,624	2,263,416,298
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	—	69,206	—	69,206
Value of Credit Default Swap Contracts	—	(121,842)	—	(121,842)
Total	$434,836,733	$1,828,447,305	$79,624	$2,263,363,662

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the six month period ending November 30, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of May 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of November 30, 2009
Corporate Fixed-Income Bonds & Notes
Communications	$78,750	$—	$—	$—	$—	$—	$78,750
Utilities	335,397	—	(29,091)	32,513	(338,819)	—	—
Preferred Stock	408	—	—	—	—	—	408
Warrants	466	—	—	—	—	—	466
	$415,021	$—	$(29,091)	$32,513	$(338,819)	$—	$79,624

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at November 30, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $0. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

November 30, 2009 (Unaudited)

Forward foreign currency exchange contracts outstanding on November 30, 2009 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	$9,496,908	$9,462,390	12/16/09	$(34,518)
EUR	9,496,908	9,476,418	12/16/09	(20,490)
EUR	1,981,951	1,975,492	12/18/09	(6,459)
EUR	11,703,918	11,667,556	12/21/09	(36,362)
EUR	11,291,015	11,259,019	12/21/09	(31,996)
GBP	9,343,369	9,542,400	12/16/09	199,031
				$69,206

At November 30, 2009, the Fund has entered into the following credit default swap contract:

Credit Risk

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	Federative Republic of Brazil 12.250% 03/06/30	Buy	1.470%	09/20/14	$10,000,000	$—	$(121,842)

At November 30, 2009, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Government & Agency Obligations	44.1
Corporate Fixed-Income Bonds & Notes	43.9
Mortgage-Backed Securities	5.9
Commercial Mortgage-Backed Securities	1.1
Asset-Backed Securities	0.3
Municipal Bonds	0.2
Collateralized Mortgage Obligation	0.0	*
Preferred Stock	0.0	*
Warrants	0.0	*
	95.5
Securities Lending Collateral	7.4
Short-Term Obligation	3.0
Obligation to Return Collateral for Securities Loaned	(7.4)
Other Assets & Liabilities, Net	1.5
	100.0

*  Rounds to less than 0.1%.

Acronym	Name
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
I.O.	Interest Only
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
PIK	Payment-In-Kind
PLN	Polish Zloty
P.O.	Principal Only
STRIPS	Separate Trading of Registered Interest and Principal of Securities
ZAR	South African Rand

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Strategic Income Fund
November 30, 2009 (Unaudited)

		($)
Assets	Investments, at cost	2,138,848,772
	Investments at value (including securities on loan of $155,027,576)	2,263,416,298
	Cash	119,005
	Unrealized appreciation on forward foreign currency exchange contracts	199,031
	Receivable for:
	Investments sold	544,987
	Fund shares sold	4,018,922
	Interest	35,493,254
	Securities lending	31,905
	Foreign tax reclaims	1,457
	Trustees' deferred compensation plan	123,752
	Total Assets	2,303,948,611
Liabilities	Collateral on securities loaned	157,952,943
	Unrealized depreciation on forward foreign currency exchange contracts	129,825
	Open credit default swap contract	121,842
	Payable for:
	Investments purchased	528,393
	Investments purchased on a delayed delivery basis	2,985,811
	Fund shares repurchased	2,876,216
	Investment advisory fee	924,892
	Pricing and bookkeeping fees	15,475
	Transfer agent fee	309,941
	Trustees' fees	1,093
	Custody fee	34,885
	Distribution and service fees	441,246
	Chief compliance officer expenses	115
	Trustees' deferred compensation plan	123,752
	Other liabilities	4,949
	Total Liabilities	166,451,378
	Net Assets	2,137,497,233
Net Assets Consist of	Paid-in capital	2,308,026,675
	Overdistributed net investment income	(31,678,330)
	Accumulated net realized loss	(263,638,470)
	Net unrealized appreciation (depreciation) on:
	Investments	124,567,526
	Foreign currency translations and forward foreign currency exchange contracts	341,674
	Credit default swap contracts	(121,842)
	Net Assets	2,137,497,233

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia Strategic Income Fund
November 30, 2009 (Unaudited)

Class A	Net assets	$1,052,986,722
	Shares outstanding	178,981,125
	Net asset value per share	$5.88	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($5.88/0.9525)	$6.17	(b)
Class B	Net assets	$113,670,165
	Shares outstanding	19,334,531
	Net asset value and offering price per share	$5.88	(a)
Class C	Net assets	$201,598,236
	Shares outstanding	34,256,409
	Net asset value and offering price per share	$5.88	(a)
Class Z	Net assets	$769,242,110
	Shares outstanding	132,179,936
	Net asset value, offering and redemption price per share	$5.82

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Strategic Income Fund
For the Six Months Ended November 30, 2009 (Unaudited)

		($) (a)
Investment Income	Interest	63,533,442
	Securities lending	216,353
	Total Investment Income	63,749,795
Expenses	Investment advisory fee	5,539,566
	Distribution fee:
	Class B	446,013
	Class C	689,871
	Class J	28,560
	Printing fee—Class J	12,824
	Legal fee—Class J	4,424
	Service fee:
	Class A	1,231,102
	Class B	147,129
	Class C	227,590
	Class J	20,076
	Transfer agent fee	1,200,679
	Pricing and bookkeeping fees	92,216
	Trustees' fees	31,686
	Custody fee	115,130
	Chief compliance officer expenses	612
	Other expenses	303,547
	Total Expenses	10,091,025
	Fees waived by distributor—Class C	(137,974)
	Expense reductions	(33)
	Net Expenses	9,953,018
	Net Investment Income	53,796,777
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Credit Default Swap Contracts	Net realized gain (loss) on:
	Investments	14,748,055
	Foreign currency transactions and forward foreign currency exchange contracts	(8,605,637)
	Credit default swap contracts	(23,683)
	Net realized gain	6,118,735
	Net change in unrealized appreciation (depreciation) on:
	Investments	156,514,074
	Foreign currency translations and forward foreign currency exchange contracts	5,833,515
	Credit default swap contracts	(121,842)
	Net change in unrealized appreciation (depreciation)	162,225,747
	Net Gain	168,344,482
	Net Increase Resulting from Operations	222,141,259

(a)  Class J shares liquidated as of the close of business on July 27, 2009.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Strategic Income Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended November 30, 2009 ($)(a)	Year Ended May 31, 2009 ($)
Operations	Net investment income	53,796,777	99,118,483
	Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and credit default swap contracts	6,118,735	(66,140,387)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward
	foreign currency exchange contracts and credit default swap contracts	162,225,747	(70,620,046)
	Net increase (decrease) resulting from operations	222,141,259	(37,641,950)
Distributions to Shareholders	From net investment income:
	Class A	(23,510,640)	(57,060,432)
	Class B	(2,355,096)	(8,611,936)
	Class C	(3,796,594)	(7,993,115)
	Class J	(401,498)	(5,287,255)
	Class Z	(18,693,130)	(49,353,292)
	From return of capital:
	Class A	—	(702,945)
	Class B	—	(119,557)
	Class C	—	(108,706)
	Class J	—	(69,207)
	Class Z	—	(579,621)
	Total distributions to shareholders	(48,756,958)	(129,886,066)
	Net Capital Stock Transactions	(2,285,207)	141,335,342
	Total increase (decrease) in net assets	171,099,094	(26,192,674)
Net Assets	Beginning of period	1,966,398,139	1,992,590,813
	End of period	2,137,497,233	1,966,398,139
	Overdistributed net investment income at end of period	(31,678,330)	(36,718,149)

(a)  Class J shares liquidated as of the close of business on July 27, 2009.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Strategic Income Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended November 30, 2009		Year Ended May 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	27,743,847	156,296,305	53,577,581	283,555,235
Distributions reinvested	3,247,222	18,314,936	8,141,052	43,338,175
Redemptions	(20,957,542)	(118,793,826)	(39,168,426)	(208,915,943)
Net increase	10,033,527	55,817,415	22,550,207	117,977,467
Class B
Subscriptions	823,154	4,621,481	4,621,544	24,896,368
Distributions reinvested	271,428	1,526,288	1,030,847	5,497,354
Redemptions	(4,517,476)	(25,484,449)	(11,507,422)	(61,525,583)
Net decrease	(3,422,894)	(19,336,680)	(5,855,031)	(31,131,861)
Class C
Subscriptions	8,090,357	45,410,179	13,411,529	71,085,228
Distributions reinvested	430,323	2,429,712	1,024,271	5,457,973
Redemptions	(3,394,497)	(19,264,810)	(7,365,007)	(39,434,647)
Net increase	5,126,183	28,575,081	7,070,793	37,108,554
Class J (a)
Subscriptions	—	—	38,700	204,097
Redemptions	(12,782,816)	(69,808,201)	(4,516,219)	(24,428,285)
Net decrease	(12,782,816)	(69,808,201)	(4,477,519)	(24,224,188)
Class Z
Subscriptions	20,999,076	117,494,243	41,547,367	220,065,372
Distributions reinvested	753,291	4,199,579	1,571,363	8,280,720
Redemptions	(21,245,276)	(119,226,644)	(35,525,281)	(186,740,722)
Net increase	507,091	2,467,178	7,593,449	41,605,370

(a)  Class J shares liquidated as of the close of business on July 27, 2009.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months
	Ended
	November 30,		Year Ended May 31,
Class A Shares	2009		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$5.40		$5.91	$6.01	$5.88		$6.15		$6.02
Income from Investment Operations:
Net investment income (a)	0.15		0.29	0.31	0.33		0.34		0.36
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.46		(0.41)	(0.05)	0.16		(0.15)		0.25
Total from investment operations	0.61		(0.12)	0.26	0.49		0.19		0.61
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.38)	(0.36)	(0.36)		(0.46)		(0.48)
From return of capital	—		(0.01)	—	—		—		—
Total distributions to shareholders	(0.13)		(0.39)	(0.36)	(0.36)		(0.46)		(0.48)
Net Asset Value, End of Period	$5.88		$5.40	$5.91	$6.01		$5.88		$6.15
Total return (b)	11.50	%(c)	(1.79)%	4.47%	8.57	%(d)(e)	3.24	%(d)	10.37%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.96	%(g)	0.98%	0.95%	0.95%		0.99%		1.09%
Waiver/Reimbursement	—		—	—	0.01%		0.01%		—
Net investment income (f)	5.23	%(g)	5.46%	5.24%	5.49%		5.56%		5.81%
Portfolio turnover rate	23	%(c)	43%	41%	49%		56%		57%
Net assets, end of period (000s)	$1,052,987		$913,087	$865,282	$835,878		$703,746		$615,772

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Not annualized.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months
	Ended
	November 30,		Year Ended May 31,
Class B Shares	2009		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$5.40		$5.91	$6.00	$5.88		$6.15		$6.02
Income from Investment Operations:
Net investment income (a)	0.13		0.25	0.27	0.28		0.29		0.32
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.46		(0.41)	(0.05)	0.16		(0.14)		0.25
Total from investment operations	0.59		(0.16)	0.22	0.44		0.15		0.57
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.34)	(0.31)	(0.32)		(0.42)		(0.44)
From return of capital	—		(0.01)	—	—		—		—
Total distributions to shareholders	(0.11)		(0.35)	(0.31)	(0.32)		(0.42)		(0.44)
Net Asset Value, End of Period	$5.88		$5.40	$5.91	$6.00		$5.88		$6.15
Total return (b)	11.09	%(c)	(2.52)%	3.86%	7.59	%(d)(e)	2.48	%(d)	9.55%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.71	%(g)	1.73%	1.70%	1.70%		1.74%		1.84%
Waiver/Reimbursement	—		—	—	0.01%		0.01%		—
Net investment income (f)	4.65	%(g)	4.71%	4.50%	4.75%		4.82%		5.06%
Portfolio turnover rate	23	%(c)	43%	41%	49%		56%		57%
Net assets, end of period (000s)	$113,670		$122,915	$169,001	$217,270		$295,983		$349,975

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months
	Ended
	November 30,		Year Ended May 31,
Class C Shares	2009		2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$5.41		$5.91	$6.01	$5.89		$6.15	$6.02
Income from Investment Operations:
Net investment income (a)	0.13		0.26	0.28	0.29		0.30	0.32
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.46		(0.41)	(0.06)	0.15		(0.13)	0.26
Total from investment operations	0.59		(0.15)	0.22	0.44		0.17	0.58
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.34)	(0.32)	(0.32)		(0.43)	(0.45)
From return of capital	—		(0.01)	—	—		—	—
Total distributions to shareholders	(0.12)		(0.35)	(0.32)	(0.32)		(0.43)	(0.45)
Net Asset Value, End of Period	$5.88		$5.41	$5.91	$6.01		$5.89	$6.15
Total return (b)(c)	10.97	%(d)	(2.21)%	3.84%	7.74	%(e)	2.79%	9.71%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.56	%(g)	1.58%	1.55%	1.55%		1.59%	1.69%
Waiver/Reimbursement	0.15	%(g)	0.15%	0.15%	0.16%		0.16%	0.15%
Net investment income (f)	4.60	%(g)	4.85%	4.63%	4.89%		4.95%	5.21%
Portfolio turnover rate	23	%(d)	43%	41%	49%		56%	57%
Net assets, end of period (000s)	$201,598		$157,492	$130,420	$106,401		$72,221	$51,488

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months
	Ended
	November 30,		Year Ended May 31,
Class Z Shares	2009		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$5.35		$5.85	$5.95	$5.83		$6.10		$5.98
Income from Investment Operations:
Net investment income (a)	0.15		0.30	0.32	0.34		0.34		0.37
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.46		(0.40)	(0.05)	0.15		(0.13)		0.25
Total from investment operations	0.61		(0.10)	0.27	0.49		0.21		0.62
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.39)	(0.37)	(0.37)		(0.48)		(0.50)
From return of capital	—		(0.01)	—	—		—		—
Total distributions to shareholders	(0.14)		(0.40)	(0.37)	(0.37)		(0.48)		(0.50)
Net Asset Value, End of Period	$5.82		$5.35	$5.85	$5.95		$5.83		$6.10
Total return (b)	11.56	%(c)	(1.38)%	4.77%	8.73	%(d)(e)	3.51	%(d)	10.53%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.71	%(g)	0.73%	0.70%	0.71%		0.75%		0.85%
Waiver/Reimbursement	—		—	—	0.01%		0.01%		—
Net investment income (f)	5.50	%(g)	5.71%	5.47%	5.73%		5.76%		6.05%
Portfolio turnover rate	23	%(c)	43%	41%	49%		56%		57%
Net assets, end of period (000s)	$769,242		$704,118	$726,217	$524,975		$308,295		$46,698

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Strategic Income Fund
November 30, 2009 (Unaudited)

Note 1. Organization

Columbia Strategic Income Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund's Class J shares were liquidated as of the close of business on July 27, 2009. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through January 21, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon quotations from market makers. Quotations obtained from independent pricing services use information provided by market makers.

Columbia Strategic Income Fund, November 30, 2009 (Unaudited)

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund's derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Columbia Strategic Income Fund, November 30, 2009 (Unaudited)

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund will identify within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains

Columbia Strategic Income Fund, November 30, 2009 (Unaudited)

and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended May 31, 2009 was as follows:

Distributions paid from:
Ordinary Income*	$128,306,030
Tax return of capital	1,580,036

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at November 30, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$156,110,964
Unrealized depreciation	(47,719,377)
Net unrealized appreciation	$108,391,587

The following capital loss carryforwards, determined as of May 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$138,626,928
2011	318,608
2013	234,018
2014	8,752,148
2015	703,478
2016	3,552,128
2017	44,798,651
$196,985,959

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia

Columbia Strategic Income Fund, November 30, 2009 (Unaudited)

Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the six month period ended November 30, 2009, the Fund's annualized effective investment advisory fee rate was 0.54% of the Fund's average daily net assets.

Bank of America, N.A. entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended November 30, 2009, there were no minimum account balance fees charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned

Columbia Strategic Income Fund, November 30, 2009 (Unaudited)

subsidiary of BOA, is the principal underwriter of the Fund's shares. For the six month period ended November 30, 2009, the Distributor retained net underwriting discounts of $109,686 on sales of the Fund's Class A shares and received net CDSC fees of $43,294, $63,147 and $34,215 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares of the Fund issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, and Class C shares issued thereafter. This arrangement results in an annual rate of service fee for shares that is a blend between the 0.15% and 0.25% rates. Prior to July 27, 2009, the service fee was equal to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares of the Fund issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class J shares issued thereafter. For the six month period ended November 30, 2009, the Fund's annualized effective service fee rate was 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares. Prior to July 27, 2009, the Plans also required the payment of a monthly distribution fee equal to 0.35% annually of the average daily net assets attributable to Class J shares. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees do not exceed 0.85% annually of Class C shares average daily net assets. This arrangement may be modified or terminated by the Distributor at any time.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.80% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended November 30, 2009, these custody credits reduced total expenses by $33 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including credit default swaps and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if

Columbia Strategic Income Fund, November 30, 2009 (Unaudited)

the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Credit Risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counter party to a derivative contract to make timely principal and /or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

The following notes provide more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts for the purpose of shifting foreign currency exposure back to U.S. dollars.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six month period ended November 30, 2009, the Fund entered into 100 forward foreign currency exchange contracts.

Credit Default Swaps—The Fund entered into credit default swap transactions as a protection buyer to reduce credit exposure to a given issuer or issuers.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take

Columbia Strategic Income Fund, November 30, 2009 (Unaudited)

delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the six month period ended November 30, 2009, the Fund purchased credit default swaps with a notional amount of $10,000,000.

The following table is a summary of the value of the Fund's derivative instruments as of November 30, 2009.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Unrealized appreciation on forward foreign		Unrealized depreciation on forward foreign
currency exchange contracts	$199,031	currency exchange contracts	$(129,825)
—	—	Open credit default swaps	(121,842)

The effect of derivative instruments on the Fund's Statement of Operations for the six month period ended November 30, 2009.

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$(9,281,431)	$6,026,712
Credit Default Swap Contracts	Credit Risk	(23,683)	(121,842)

Note 7. Portfolio Information

For the six month period ended November 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $503,238,024 and $456,217,348, respectively, of which $18,146,078 and $55,699,425, respectively, were U.S. Government securities.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate

Columbia Strategic Income Fund, November 30, 2009 (Unaudited)

plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended November 30, 2009, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Shares of Beneficial Interest

As of November 30, 2009, 29.0% of the Fund's shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of November 30, 2009, the Fund had one shareholder that held 11.3% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties

Columbia Strategic Income Fund, November 30, 2009 (Unaudited)

collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Strategic Income Fund's performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods and the second quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Strategic Income Fund's total expenses and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

●  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

●  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

●  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

●  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

Summary of Management Fee Evaluation by
Independent Fee Consultant

[EXCERPTS FROM:] REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia

Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57%

of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Strategic Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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Columbia Management Advisors, LLC
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Columbia Management®

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Columbia Management®

Columbia Strategic Income Fund

Semiannual Report, November 30, 2009

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/29207-1109 (01/10) 10/100402

Columbia Management®

Semiannual Report

November 30, 2009

Columbia High Yield Opportunity Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Fund Profile	1

Performance Information	3

Understanding Your Expenses	4

Financial Statements

Investment Portfolio	5

Statement of Assets and Liabilities	18

Statement of Operations	20

Statement of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	27

Board Consideration and Approval of Advisory Agreements	36

Summary of Management Fee Evaluation by Independent Fee Consultant	39

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund's performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multi-year lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets through November 2009. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter 2009, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one's assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you'll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

On September 29, 2009, Bank of America, N.A. entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

Fund Profile – Columbia High Yield Opportunity Fund

Summary

■  For the six-month period that ended November 30, 2009, the fund's Class A shares returned 17.78% without sales charge. The average return of the fund's peer group, the Lipper High Current Yield Funds Classification,1 was 19.26%. The fund's benchmarks, the JPMorgan Global High Yield Index2 and the Credit Suisse High Yield Index,3 returned 23.17% and 22.04%, respectively. In a positive environment for the high-yield sector, the fund generated a solid, double-digit return. Because the fund was positioned more conservatively than the indices, it gave up some performance relative to these measures. We adopted a more conservative risk profile because we did not believe that low-quality CCC-rated4 bonds provided adequate compensation for their incremental risk, especially in light of a weak economy, constrained bank lending and rising defaults.

■  The high-yield bond rally that began last spring accelerated in the past six months, as the economy showed signs of improving and investors became less risk averse. Low-quality (CCC-rated) issues did especially well, returning over 45%, while high-quality (BB-rated) issues gained only about 14%. Strong investor demand allowed many high-yield issuers to refinance, bolstering liquidity and helping to reduce future default risk. For the year through November, new issuance was more than $160 billion, beating previous annual records. The 12-month trailing default rate, however, increased to 12.7%, according to Moody's Investors Service, surpassing previous peaks.

■  Among the fund's best performers were lower-rated electric utility bonds, including issues from Texas Competitive Electric Holdings Co. and Energy Future Holdings Corp. (0.5% and 0.4% of net assets, respectively), which rebounded from distressed levels. An underweight in the food-and-drug and aerospace sectors, along with investments in CCC-rated bonds issued by drug store chain Rite Aid Corp. and aerospace company Sequa Corp. (0.6% and 0.5% of net assets, respectively) also aided relative performance. An overweight in chemicals, including investments in CCC-rated bonds issued by INEOS Group Holdings in the United Kingdom (0.4% of net assets) and Chemtura Corp. in the United States also was helpful. We sold Chemtura before the end of the period.

■  Underweights in distressed industries such as information technology, housing, broadcasting, and services hurt performance, as did a lack of exposure to several leveraged buyout credits that were top performers.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues.

3The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

4The credit quality ratings represent those of Moody's Investors Service, Inc. or Standard & Poor's Corporation credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 11/30/09

+17.78

Class A shares (without sales charge)

+23.17

JPMorgan Global High Yield Index

+22.04

Credit Suisse High Yield Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

1

Fund Profile (continued) – Columbia High Yield Opportunity Fund

■  At period end, the fund had an underweight in CCC-rated bonds as well as a modestly reduced stake in higher-quality BB-rated bonds. We increased the overweight in mid-quality B-rated bonds, which we expect to benefit from attractive valuations, improving market conditions and lower Treasury correlations than BB-rated issues. We also boosted exposure to more economically-sensitive industries, such as housing, aerospace and forest products, while trimming certain defensive industries, including food and tobacco, cable and utilities. We believe that this positioning should allow the fund both to capture upside potential as the economy improves and to gain downside protection.

Portfolio Management

Kevin Cronk, CFA, has managed the fund since February 2003 and has been associated with the advisor or its predecessors since 1999.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. Rising interest rates tend to lower the value of all bonds. International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

2

Performance Information – Columbia High Yield Opportunity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 12/01/99 – 11/30/09 ($)

Sales charge	without	with
Class A	13,652	13,003
Class B	12,675	12,675
Class C	12,866	12,866
Class Z	13,995	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia High Yield Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Net asset value per share
as of 11/30/09 ($)
Class A	3.77
Class B	3.77
Class C	3.77
Class Z	3.77
Distributions declared per share
06/01/09 – 11/30/09 ($)
Class A	0.14
Class B	0.13
Class C	0.13
Class Z	0.15

Annual operating expense ratio (%)*

Class A	1.10
Class B	1.85
Class C	1.85
Class Z	0.85

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 11/30/09 (%)

Share class	A		B		C		Z
Inception	10/21/71		06/08/92		01/15/96		01/08/99
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	17.78	12.18	17.34	12.34	17.43	16.43	17.92
1-year	48.39	41.34	47.31	42.31	47.52	46.52	48.74
5-year	3.22	2.22	2.46	2.18	2.61	2.61	3.48
10-year	3.16	2.66	2.40	2.40	2.55	2.55	3.42

Average annual total return as of 12/31/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	17.46	11.88	17.03	12.03	17.11	16.11	17.61
1-year	44.66	37.79	43.61	38.61	43.81	42.81	45.00
5-year	3.51	2.51	2.74	2.46	2.89	2.89	3.76
10-year	3.37	2.87	2.61	2.61	2.76	2.76	3.63

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

3

Understanding Your Expenses – Columbia High Yield Opportunity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

06/01/09 – 11/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,177.80	1,019.55	6.01	5.57	1.10
Class B	1,000.00	1,000.00	1,173.40	1,015.79	10.08	9.35	1.85
Class C	1,000.00	1,000.00	1,174.30	1,016.55	9.27	8.59	1.70
Class Z	1,000.00	1,000.00	1,179.20	1,020.81	4.64	4.31	0.85

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes – 96.4%
		Par (a)	Value ($)
Basic Materials – 9.4%
Chemicals – 2.4%
Agricultural Chemicals – 0.2%
Terra Capital, Inc.
7.750% 11/01/19 (b)		660,000	699,600
			699,600
Chemicals-Diversified – 2.2%
Huntsman International LLC
6.875% 11/15/13 (b)	EUR	720,000	978,411
7.875% 11/15/14		1,295,000	1,227,012
INEOS Group Holdings PLC
8.500% 02/15/16 (b)		1,835,000	1,211,100
INVISTA
9.250% 05/01/12 (b)		2,055,000	2,085,825
Nova Chemicals Corp.
8.375% 11/01/16 (b)		500,000	506,250
8.625% 11/01/19 (b)		500,000	505,000
Solutia, Inc.
8.750% 11/01/17		1,000,000	1,042,500
			7,556,098
Chemicals Total			8,255,698
Forest Products & Paper – 2.7%
Paper & Related Products – 2.7%
Cascades, Inc.
7.250% 02/15/13		1,350,000	1,373,625
Clearwater Paper Corp.
10.625% 06/15/16 (b)		510,000	561,000
Domtar Corp.
10.750% 06/01/17		885,000	1,026,600
Georgia-Pacific Corp.
8.000% 01/15/24		2,745,000	2,772,450
NewPage Corp.
10.000% 05/01/12		1,570,000	1,012,650
11.375% 12/31/14 (b)		1,055,000	1,039,175
PE Paper Escrow GmbH
12.000% 08/01/14 (b)		1,495,000	1,640,763
			9,426,263
Forest Products & Paper Total			9,426,263
Iron/Steel – 1.3%
Steel-Producers – 1.3%
Russel Metals, Inc.
6.375% 03/01/14		1,045,000	991,444
Steel Dynamics, Inc.
8.250% 04/15/16 (b)		2,425,000	2,449,250

	Par (a)	Value ($)
United States Steel Corp.
7.000% 02/01/18	1,095,000	1,056,068
		4,496,762
Iron/Steel Total		4,496,762
Metals & Mining – 3.0%
Diversified Minerals – 1.2%
FMG Finance Ltd.
10.625% 09/01/16 (b)	2,140,000	2,332,600
Teck Resources Ltd.
10.750% 05/15/19	1,770,000	2,066,475
		4,399,075
Metal-Diversified – 1.5%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	3,155,000	3,403,456
Vedanta Resources PLC
9.500% 07/18/18 (b)	1,770,000	1,756,725
		5,160,181
Mining Services – 0.3%
Noranda Aluminium Holding Corp.
PIK, 7.024% 11/15/14 (05/15/10) (c)(d)	1,543,307	913,450
		913,450
Metals & Mining Total		10,472,706
Basic Materials Total		32,651,429
Communications – 21.9%
Advertising – 0.2%
Advertising Agencies – 0.2%
Interpublic Group of Companies, Inc.
6.250% 11/15/14	385,000	361,900
10.000% 07/15/17	405,000	443,475
		805,375
Advertising Total		805,375
Media – 5.6%
Broadcast Services/Programs – 0.4%
Liberty Media LLC
8.250% 02/01/30	1,385,000	1,223,994
		1,223,994
Cable TV – 3.4%
Cequel Communications Holdings I LLC & Cequel Capital Corp.
8.625% 11/15/17 (b)	970,000	955,450

See Accompanying Notes to Financial Statements.

5

Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Charter Communications Holdings II LLC
10.250% 09/15/10	1,885,000	2,216,537
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.
8.375% 04/30/14 (b)	2,080,000	2,116,400
CSC Holdings, Inc.
8.500% 04/15/14 (b)	1,280,000	1,345,600
8.500% 06/15/15 (b)	1,090,000	1,145,862
DISH DBS Corp.
6.625% 10/01/14	3,420,000	3,351,600
7.875% 09/01/19 (b)	835,000	841,263
		11,972,712
Publishing-Books – 0.8%
TL Acquisitions, Inc.
10.500% 01/15/15 (b)	2,975,000	2,759,312
		2,759,312
Radio – 0.5%
CMP Susquehanna Corp.
3.273% 05/15/14 (02/13/10) (c)(d)(e)	112,000	50,400
Sirius XM Radio, Inc.
9.750% 09/01/15 (b)	1,640,000	1,691,250
		1,741,650
Television – 0.5%
Local TV Finance LLC
PIK, 9.250% 06/15/15 (b)	1,081,500	418,916
Sinclair Television Group, Inc.
9.250% 11/01/17 (b)	1,345,000	1,363,494
		1,782,410
Media Total		19,480,078
Telecommunication Services – 16.1%
Cellular Telecommunications – 4.9%
Cricket Communications, Inc.
9.375% 11/01/14	2,270,000	2,184,875
Digicel Group Ltd.
8.875% 01/15/15 (b)	3,390,000	3,288,300
MetroPCS Wireless, Inc.
9.250% 11/01/14	2,450,000	2,456,125
Nextel Communications, Inc.
7.375% 08/01/15	2,800,000	2,590,000
NII Capital Corp.
10.000% 08/15/16 (b)	600,000	636,000
Orascom Telecom Finance SCA
7.875% 02/08/14 (b)	855,000	718,200
Wind Acquisition Finance SA
11.750% 07/15/17 (b)	4,300,000	5,246,993
		17,120,493

	Par (a)	Value ($)
Media – 1.4%
Nielsen Finance LLC/Nielsen Finance Co.
11.500% 05/01/16	1,925,000	2,069,375
Quebecor Media, Inc.
7.750% 03/15/16	2,800,000	2,702,000
		4,771,375
Satellite Telecommunications – 2.0%
GeoEye, Inc.
9.625% 10/01/15 (b)	1,355,000	1,405,812
Intelsat Bermuda Ltd.
11.250% 02/04/17 (b)	2,780,000	2,752,200
Intelsat Jackson Holdings Ltd.
11.250% 06/15/16	2,620,000	2,796,850
		6,954,862
Telecommunication Equipment – 0.8%
Lucent Technologies, Inc.
6.450% 03/15/29	3,600,000	2,772,000
		2,772,000
Telecommunication Services – 2.7%
Clearwire Communications LLC/Clearwire Finance, Inc.
12.000% 12/01/15 (b)(f)	480,000	471,600
12.000% 12/01/15 (b)	960,000	946,800
Global Crossing Ltd.
12.000% 09/15/15 (b)	1,640,000	1,746,600
Hellas Telecommunications Luxembourg II
6.034% 01/15/15 (01/15/10) (b)(c)(d)(g)	900,000	9,000
Nordic Telephone Co. Holdings ApS
8.875% 05/01/16 (b)	1,325,000	1,391,250
SBA Telecommunications, Inc.
8.250% 08/15/19 (b)	540,000	561,600
Syniverse Technologies, Inc.
7.750% 08/15/13	1,095,000	1,064,888
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	1,270,000	1,304,925
West Corp.
11.000% 10/15/16	2,045,000	2,060,337
		9,557,000
Telephone-Integrated – 4.0%
Citizens Communications Co.
7.875% 01/15/27	2,670,000	2,416,350
Level 3 Financing, Inc.
8.750% 02/15/17	805,000	674,188
Qwest Communications International, Inc.
7.500% 02/15/14	2,075,000	2,054,250
Qwest Corp.
7.500% 10/01/14	1,045,000	1,068,512
7.500% 06/15/23	2,330,000	2,131,950

See Accompanying Notes to Financial Statements.

6

Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Sprint Capital Corp.
6.875% 11/15/28	645,000	483,750
Virgin Media Finance PLC
9.500% 08/15/16	2,230,000	2,341,500
Windstream Corp.
8.625% 08/01/16	2,740,000	2,760,550
		13,931,050
Wireless Equipment – 0.3%
Crown Castle International Corp.
9.000% 01/15/15	870,000	920,025
		920,025
Telecommunication Services Total		56,026,805
Communications Total		76,312,258
Consumer Cyclical – 12.8%
Apparel – 0.6%
Apparel Manufacturers – 0.6%
Levi Strauss & Co.
9.750% 01/15/15	1,965,000	2,058,338
		2,058,338
Apparel Total		2,058,338
Auto Manufacturers – 0.7%
Auto-Cars/Light Trucks – 0.3%
General Motors Corp.
7.200% 01/15/11 (g)	1,330,000	282,625
8.375% 07/15/33 (g)	3,185,000	700,700
		983,325
Auto-Medium & Heavy Duty Trucks – 0.4%
Navistar International Corp.
8.250% 11/01/21	1,400,000	1,375,500
		1,375,500
Auto Manufacturers Total		2,358,825
Auto Parts & Equipment – 1.0%
Auto/Truck Parts & Equipment-Original – 0.4%
TRW Automotive, Inc.
7.000% 03/15/14 (b)	1,475,000	1,395,719
		1,395,719
Rubber-Tires – 0.6%
Goodyear Tire & Rubber Co.
9.000% 07/01/15	1,438,000	1,470,355
10.500% 05/15/16	485,000	521,375
		1,991,730
Auto Parts & Equipment Total		3,387,449

	Par (a)	Value ($)
Entertainment – 2.0%
Casino Services – 0.3%
American Casino & Entertainment Properties LLC
11.000% 06/15/14 (b)	1,295,000	1,061,900
		1,061,900
Gambling (Non-Hotel) – 1.0%
Boyd Gaming Corp.
6.750% 04/15/14	250,000	218,750
7.125% 02/01/16	690,000	562,350
Jacobs Entertainment, Inc.
9.750% 06/15/14	1,225,000	1,114,750
Mohegan Tribal Gaming Authority
11.500% 11/01/17 (b)	955,000	935,900
Pinnacle Entertainment, Inc.
8.625% 08/01/17 (b)	890,000	885,550
		3,717,300
Music – 0.6%
WMG Acquisition Corp.
7.375% 04/15/14	1,070,000	1,019,175
WMG Holdings Corp.
(h) 12/15/14 (9.500% 12/15/09)	1,075,000	1,073,656
		2,092,831
Resorts/Theme Parks – 0.1%
Six Flags, Inc.
9.625% 06/01/14 (g)	950,000	187,625
		187,625
Entertainment Total		7,059,656
Home Builders – 1.8%
Building-Residential/Commercial – 1.8%
Beazer Homes USA, Inc.
8.625% 05/15/11	710,000	688,700
D.R. Horton, Inc.
5.625% 09/15/14	1,150,000	1,095,375
5.625% 01/15/16	720,000	662,400
KB Home
5.875% 01/15/15	2,305,000	2,120,600
Ryland Group, Inc.
8.400% 05/15/17	680,000	720,800
Standard Pacific Corp.
7.000% 08/15/15	1,200,000	1,059,000
		6,346,875
Home Builders Total		6,346,875

See Accompanying Notes to Financial Statements.

7

Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Home Furnishings – 0.0%
Home Furnishings – 0.0%
Simmons Co.
PIK, 7.351% 02/15/12 (02/15/10) (c)(d)(g)(i)	1,853,527	27,803
		27,803
Home Furnishings Total		27,803
Leisure Time – 0.4%
Cruise Lines – 0.4%
Royal Caribbean Cruises Ltd.
7.500% 10/15/27	1,855,000	1,456,175
		1,456,175
Leisure Time Total		1,456,175
Lodging – 3.0%
Casino Hotels – 1.6%
Harrah's Operating Co., Inc.
10.000% 12/15/18 (b)	1,003,000	762,280
11.250% 06/01/17 (b)	280,000	286,300
Harrah's Operating Escrow LLC/Harrah's Escrow Corp.
11.250% 06/01/17 (b)	1,320,000	1,346,400
Majestic Star LLC
9.750% 01/15/11 (g)	3,195,000	303,525
MGM Mirage
6.750% 09/01/12	2,345,000	1,999,112
Snoqualmie Entertainment Authority
4.680% 02/01/14 (02/01/10) (b)(c)(d)	280,000	142,800
9.125% 02/01/15 (b)	1,115,000	579,800
		5,420,217
Gambling (Non-Hotel) – 0.6%
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (b)	2,420,000	580,800
Seminole Indian Tribe of Florida
7.804% 10/01/20 (b)	1,900,000	1,655,033
		2,235,833
Hotels & Motels – 0.8%
Host Hotels & Resorts LP
6.750% 06/01/16	1,385,000	1,312,288
Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	1,465,000	1,410,062
		2,722,350
Lodging Total		10,378,400

	Par (a)	Value ($)
Retail – 3.3%
Retail-Apparel/Shoe – 0.4%
Limited Brands, Inc.
8.500% 06/15/19 (b)	1,290,000	1,360,950
		1,360,950
Retail-Discount – 0.5%
Dollar General Corp.
PIK, 11.875% 07/15/17	1,460,000	1,631,550
		1,631,550
Retail-Drug Stores – 0.5%
Rite Aid Corp.
9.500% 06/15/17	2,390,000	1,965,775
		1,965,775
Retail-Propane Distributors – 1.0%
AmeriGas Partners LP
7.125% 05/20/16	1,405,000	1,376,900
7.250% 05/20/15	405,000	398,925
Inergy LP/Inergy Finance Corp.
8.250% 03/01/16	555,000	559,162
8.750% 03/01/15	1,220,000	1,244,400
		3,579,387
Retail-Restaurants – 0.2%
Landry's Restaurants, Inc.
11.625% 12/01/15 (b)	600,000	609,000
		609,000
Retail-Toy Store – 0.6%
Toys R US, Inc.
7.375% 10/15/18	2,375,000	2,084,063
		2,084,063
Retail-Vitamins/Nutritional Supplements – 0.1%
General Nutrition Centers, Inc.
PIK, 5.178% 03/15/14 (03/15/10) (c)(d)	440,000	401,500
		401,500
Retail Total		11,632,225
Consumer Cyclical Total		44,705,746
Consumer Non-Cyclical – 13.8%
Beverages – 0.1%
Beverages-Non-Alcoholic – 0.1%
Cott Beverages, Inc.
8.375% 11/15/17 (b)	330,000	330,000
		330,000
Beverages Total		330,000

See Accompanying Notes to Financial Statements.

8

Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Commercial Services – 2.8%
Commercial Services – 1.1%
ARAMARK Corp.
8.500% 02/01/15	2,020,000	2,025,050
Iron Mountain, Inc.
8.000% 06/15/20	1,690,000	1,698,450
		3,723,500
Commercial Services-Finance – 0.2%
ACE Cash Express, Inc.
10.250% 10/01/14 (b)	1,025,000	773,875
		773,875
Funeral Services & Related Items – 0.4%
Service Corp. International
6.750% 04/01/16	645,000	619,200
7.000% 06/15/17	800,000	772,000
		1,391,200
Private Corrections – 0.3%
Corrections Corp. of America
6.250% 03/15/13	1,030,000	1,031,287
		1,031,287
Rental Auto/Equipment – 0.8%
Ashtead Holdings PLC
8.625% 08/01/15 (b)	1,450,000	1,421,000
Rental Service Corp.
9.500% 12/01/14	1,440,000	1,409,400
		2,830,400
Commercial Services Total		9,750,262
Cosmetics/Personal Care – 0.1%
Cosmetics & Toiletries – 0.1%
Revlon Consumer Products Corp.
9.750% 11/15/15 (b)	235,000	237,644
		237,644
Cosmetics/Personal Care Total		237,644
Food – 2.6%
Food-Meat Products – 1.5%
JBS USA LLC/JBS USA Finance, Inc.
11.625% 05/01/14 (b)	2,190,000	2,433,637
Smithfield Foods, Inc.
10.000% 07/15/14 (b)	1,655,000	1,733,613
Tyson Foods, Inc.
10.500% 03/01/14	920,000	1,039,600
		5,206,850
Food-Miscellaneous/Diversified – 0.8%
Del Monte Corp.
6.750% 02/15/15	1,040,000	1,045,200

	Par (a)	Value ($)
Pinnacle Foods Finance LLC
9.250% 04/01/15	1,130,000	1,167,121
Reddy Ice Holdings, Inc.
10.500% 11/01/12	785,000	722,200
		2,934,521
Retail-Hypermarkets – 0.3%
New Albertsons, Inc.
8.000% 05/01/31	1,160,000	1,058,500
		1,058,500
Food Total		9,199,871
Healthcare Products – 1.0%
Medical Products – 1.0%
Biomet, Inc.
PIK, 10.375% 10/15/17	3,210,000	3,442,725
		3,442,725
Healthcare Products Total		3,442,725
Healthcare Services – 4.7%
Dialysis Centers – 0.3%
DaVita, Inc.
7.250% 03/15/15	1,075,000	1,069,625
		1,069,625
Medical-HMO – 0.4%
Health Net, Inc.
6.375% 06/01/17	1,490,000	1,326,100
		1,326,100
Medical-Hospitals – 2.9%
Community Health Systems, Inc.
8.875% 07/15/15	2,590,000	2,641,800
HCA, Inc.
9.250% 11/15/16	905,000	957,038
PIK, 9.625% 11/15/16	6,081,000	6,483,866
		10,082,704
Physical Therapy/Rehab Centers – 0.5%
Healthsouth Corp.
8.125% 02/15/20 (f)	660,000	646,800
10.750% 06/15/16	1,030,000	1,122,700
		1,769,500
Physician Practice Management – 0.6%
U.S. Oncology Holdings, Inc.
PIK, 6.428% 03/15/12 (03/15/10) (c)(d)	1,183,000	1,048,526

See Accompanying Notes to Financial Statements.

9

Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
U.S. Oncology, Inc.
9.125% 08/15/17 (b)	985,000	1,026,862
		2,075,388
Healthcare Services Total		16,323,317
Household Products/Wares – 0.5%
Consumer Products-Miscellaneous – 0.5%
American Greetings Corp.
7.375% 06/01/16	1,220,000	1,177,300
Jostens IH Corp.
7.625% 10/01/12	695,000	698,475
		1,875,775
Household Products/Wares Total		1,875,775
Pharmaceuticals – 2.0%
Medical-Drugs – 1.5%
Elan Finance PLC
4.273% 11/15/11 (02/15/10) (c)(d)	455,000	423,150
8.875% 12/01/13	1,580,000	1,548,400
Valeant Pharmaceuticals International
8.375% 06/15/16 (b)	1,255,000	1,292,650
Warner Chilcott Corp.
8.750% 02/01/15	1,963,000	2,026,798
		5,290,998
Pharmacy Services – 0.5%
Omnicare, Inc.
6.750% 12/15/13	1,750,000	1,693,125
6.875% 12/15/15	80,000	76,800
		1,769,925
Pharmaceuticals Total		7,060,923
Consumer Non-Cyclical Total		48,220,517
Diversified – 0.1%
Diversified Holding Companies – 0.1%
Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC
7.750% 10/15/16 (b)	385,000	388,850
Diversified Holding Companies Total		388,850
Diversified Total		388,850
Energy – 11.3%
Coal – 1.5%
Coal – 1.5%
Arch Western Finance LLC
6.750% 07/01/13	2,170,000	2,159,150

	Par (a)	Value ($)
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.500% 12/15/19 (b)	330,000	326,700
Massey Energy Co.
6.875% 12/15/13	2,870,000	2,826,950
		5,312,800
Coal Total		5,312,800
Energy-Alternate Sources – 0.3%
Energy-Alternate Sources – 0.3%
Headwaters, Inc.
11.375% 11/01/14 (b)	955,000	976,487
		976,487
Energy-Alternate Sources Total		976,487
Oil & Gas – 7.1%
Oil Companies-Exploration & Production – 6.2%
Antero Resources Finance Corp.
9.375% 12/01/17 (b)	700,000	701,750
Chaparral Energy, Inc.
8.875% 02/01/17	725,000	641,625
Chesapeake Energy Corp.
6.375% 06/15/15	3,800,000	3,534,000
Cimarex Energy Co.
7.125% 05/01/17	1,835,000	1,828,119
Compton Petroleum Corp.
7.625% 12/01/13	1,075,000	800,875
Connacher Oil & Gas Ltd.
11.750% 07/15/14 (b)	1,435,000	1,564,150
Forest Oil Corp.
8.500% 02/15/14 (b)	1,980,000	2,024,550
Newfield Exploration Co.
6.625% 04/15/16	1,240,000	1,221,400
OPTI Canada, Inc.
8.250% 12/15/14	2,625,000	2,100,000
Penn Virginia Corp.
10.375% 06/15/16	990,000	1,066,725
PetroHawk Energy Corp.
7.875% 06/01/15	2,770,000	2,763,075
Quicksilver Resources, Inc.
7.125% 04/01/16	2,340,000	2,111,850
Range Resources Corp.
7.500% 05/15/16	640,000	643,200
Southwestern Energy Co.
7.500% 02/01/18	675,000	696,937
		21,698,256
Oil Refining & Marketing – 0.9%
Frontier Oil Corp.
8.500% 09/15/16	910,000	930,475

See Accompanying Notes to Financial Statements.

10

Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Tesoro Corp.
6.625% 11/01/15	1,415,000	1,298,263
United Refining Co.
10.500% 08/15/12	925,000	832,500
		3,061,238
Oil & Gas Total		24,759,494
Oil & Gas Services – 0.2%
Seismic Data Collection – 0.2%
Seitel, Inc.
9.750% 02/15/14	880,000	598,400
		598,400
Oil & Gas Services Total		598,400
Pipelines – 2.2%
Pipelines – 2.2%
Atlas Pipeline Partners LP
8.125% 12/15/15	1,295,000	1,061,900
El Paso Corp.
6.875% 06/15/14	1,840,000	1,812,400
7.250% 06/01/18	625,000	624,956
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	1,725,000	1,621,500
MarkWest Energy Partners LP
6.875% 11/01/14	1,390,000	1,306,600
8.500% 07/15/16	805,000	811,038
Williams Companies, Inc.
7.875% 09/01/21	545,000	608,145
		7,846,539
Pipelines Total		7,846,539
Energy Total		39,493,720
Financials – 7.7%
Banks – 0.2%
Commercial Banks-Western U.S. – 0.2%
Zions Bancorporation
7.750% 09/23/14	755,000	671,950
		671,950
Banks Total		671,950
Diversified Financial Services – 5.7%
Finance-Auto Loans – 3.2%
Ford Motor Credit Co., LLC
7.500% 08/01/12	535,000	530,186
7.800% 06/01/12	3,795,000	3,792,044
8.000% 12/15/16	1,560,000	1,553,671

	Par (a)	Value ($)
GMAC, Inc.
6.875% 09/15/11 (b)	2,841,000	2,734,462
8.000% 11/01/31 (b)	2,990,000	2,563,925
		11,174,288
Finance-Consumer Loans – 0.5%
American General Finance Corp.
6.900% 12/15/17	725,000	508,911
Sears Roebuck Acceptance Corp.
7.000% 02/01/11	445,000	445,000
SLM Corp.
5.000% 10/01/13	840,000	730,003
		1,683,914
Finance-Credit Card – 0.4%
Discover Financial Services
10.250% 07/15/19	1,160,000	1,362,432
		1,362,432
Finance-Investment Banker/Broker – 0.2%
E*Trade Financial Corp.
PIK, 12.500% 11/30/17	711,875	800,612
		800,612
Finance-Leasing Company – 0.3%
International Lease Finance Corp.
5.625% 09/15/10	975,000	951,202
		951,202
Finance-Other Services – 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.125% 02/15/13	1,445,000	1,416,100
		1,416,100
Investment Management/Advisor Service – 0.4%
Nuveen Investments, Inc.
10.500% 11/15/15 (b)	1,715,000	1,509,200
		1,509,200
Special Purpose Entity – 0.3%
Reliance Intermediate Holdings LP
9.500% 12/15/19 (b)	1,030,000	1,076,350
		1,076,350
Diversified Financial Services Total		19,974,098
Insurance – 1.8%
Insurance Brokers – 0.5%
HUB International Holdings, Inc.
10.250% 06/15/15 (b)	1,145,000	1,041,950
USI Holdings Corp.
9.750% 05/15/15 (b)	905,000	805,450
		1,847,400

See Accompanying Notes to Financial Statements.

11

Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Life/Health Insurance – 0.1%
Provident Companies, Inc.
7.000% 07/15/18	465,000	464,920
		464,920
Multi-Line Insurance – 0.3%
ING Groep NV
5.775% 12/29/49 (12/08/15) (c)(d)	1,230,000	876,375
		876,375
Property/Casualty Insurance – 0.9%
Asurion Corp.
6.739% 07/02/15 (12/11/09) (c)(d)(i)	713,879	670,170
6.739% 07/02/15, 2nd lien (12/11/09) (c)(d)(i)	976,121	934,636
Crum & Forster Holdings Corp.
7.750% 05/01/17	1,425,000	1,353,750
		2,958,556
Insurance Total		6,147,251
Financials Total		26,793,299
Industrials – 12.4%
Aerospace & Defense – 1.6%
Aerospace/Defense-Equipment – 1.1%
BE Aerospace, Inc.
8.500% 07/01/18	1,675,000	1,733,625
Sequa Corp.
11.750% 12/01/15 (b)	1,790,000	1,593,100
TransDigm, Inc.
7.750% 07/15/14 (b)	645,000	654,675
		3,981,400
Electronics-Military – 0.5%
L-3 Communications Corp.
6.375% 10/15/15	1,645,000	1,618,269
		1,618,269
Aerospace & Defense Total		5,599,669
Building Materials – 0.7%
Building & Construction Products-Miscellaneous – 0.4%
Nortek, Inc.
10.000% 12/01/13 (j)	660,000	676,500
Owens Corning
6.500% 12/01/16	800,000	795,502
		1,472,002

	Par (a)	Value ($)
Building Products-Cement/Aggregation – 0.3%
Texas Industries, Inc.
7.250% 07/15/13	1,190,000	1,151,325
		1,151,325
Building Materials Total		2,623,327
Electrical Components & Equipment – 0.8%
Wire & Cable Products – 0.8%
Belden, Inc.
7.000% 03/15/17	1,465,000	1,417,387
General Cable Corp.
7.125% 04/01/17	1,365,000	1,320,638
		2,738,025
Electrical Components & Equipment Total		2,738,025
Electronics – 0.2%
Electronic Components-Miscellaneous – 0.2%
Flextronics International Ltd.
6.250% 11/15/14	626,000	607,220
		607,220
Electronics Total		607,220
Engineering & Construction – 0.3%
Building & Construction-Miscellaneous – 0.3%
Esco Corp.
8.625% 12/15/13 (b)	945,000	940,275
		940,275
Engineering & Construction Total		940,275
Environmental Control – 0.3%
Hazardous Waste Disposal – 0.3%
Clean Harbors, Inc.
7.625% 08/15/16 (b)	975,000	981,094
		981,094
Environmental Control Total		981,094
Machinery-Construction & Mining – 0.5%
Machinery-Construction & Mining – 0.5%
Terex Corp.
8.000% 11/15/17	1,890,000	1,729,350
		1,729,350
Machinery-Construction & Mining Total		1,729,350
Machinery-Diversified – 0.8%
Machinery-General Industry – 0.8%
Altra Holdings, Inc.
8.125% 12/01/16 (b)	410,000	411,025
CPM Holdings, Inc.
10.625% 09/01/14 (b)	1,015,000	1,060,675

See Accompanying Notes to Financial Statements.

12

Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Manitowoc Co., Inc.
7.125% 11/01/13	1,495,000	1,386,612
		2,858,312
Machinery-Diversified Total		2,858,312
Miscellaneous Manufacturing – 2.0%
Diversified Manufacturing Operators – 1.1%
Bombardier, Inc.
6.300% 05/01/14 (b)	2,136,000	2,061,240
Koppers Holdings, Inc.
9.875% 11/15/14	1,400,000	1,466,500
Koppers, Inc.
7.875% 12/01/19 (b)(f)	165,000	165,000
		3,692,740
Firearms & Ammunition – 0.2%
Colt Defense LLC/Colt Finance Corp.
8.750% 11/15/17 (b)	760,000	763,800
		763,800
Miscellaneous Manufacturing – 0.7%
American Railcar Industries, Inc.
7.500% 03/01/14	1,125,000	1,023,750
TriMas Corp.
9.875% 06/15/12	1,521,000	1,452,555
		2,476,305
Miscellaneous Manufacturing Total		6,932,845
Packaging & Containers – 2.9%
Containers-Metal/Glass – 1.1%
BWAY Corp.
10.000% 04/15/14 (b)	990,000	1,037,025
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	1,135,000	1,157,700
Crown Americas LLC & Crown Americas Capital Corp. II
7.625% 05/15/17 (b)	595,000	606,900
Owens-Brockway Glass Container, Inc.
8.250% 05/15/13	1,095,000	1,116,900
		3,918,525
Containers-Paper/Plastic – 1.8%
Berry Plastics Holding Corp.
8.875% 09/15/14	1,390,000	1,268,375
Graham Packaging Co., LP/GPC Capital Corp. I
8.250% 01/01/17 (b)	1,500,000	1,466,250
9.875% 10/15/14	780,000	791,700
Graphic Packaging International, Inc.
9.500% 06/15/17	1,250,000	1,318,750

	Par (a)	Value ($)
Solo Cup Co.
8.500% 02/15/14	1,395,000	1,342,687
		6,187,762
Packaging & Containers Total		10,106,287
Transportation – 2.3%
Transportation-Marine – 1.1%
Navios Maritime Holdings, Inc.
9.500% 12/15/14	1,465,000	1,441,194
Ship Finance International Ltd.
8.500% 12/15/13	1,085,000	1,013,119
Stena AB
7.500% 11/01/13	735,000	703,762
Teekay Corp.
8.875% 07/15/11	595,000	612,850
		3,770,925
Transportation-Railroad – 0.6%
RailAmerica, Inc.
9.250% 07/01/17 (b)	594,000	620,730
TFM SA de CV
9.375% 05/01/12	1,635,000	1,671,787
		2,292,517
Transportation-Services – 0.6%
Bristow Group, Inc.
7.500% 09/15/17	1,090,000	1,054,030
PHI, Inc.
7.125% 04/15/13	1,085,000	1,040,244
		2,094,274
Transportation Total		8,157,716
Industrials Total		43,274,120
Technology – 1.8%
Computers – 1.0%
Computer Services – 0.8%
Sungard Data Systems, Inc.
9.125% 08/15/13	2,685,000	2,725,275
		2,725,275
Computers-Memory Devices – 0.2%
Seagate Technology International
10.000% 05/01/14 (b)	555,000	606,337
		606,337
Computers Total		3,331,612

See Accompanying Notes to Financial Statements.

13

Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Semiconductors – 0.8%
Electronic Components-Semiconductors – 0.8%
Amkor Technology, Inc.
9.250% 06/01/16	1,640,000	1,689,200
Freescale Semiconductor, Inc.
12.500% 12/15/14 (12/01/09) (c)(d)	1,052,056	1,074,851
		2,764,051
Semiconductors Total		2,764,051
Technology Total		6,095,663
Utilities – 5.2%
Electric – 5.0%
Electric-Generation – 1.1%
AES Corp.
8.000% 10/15/17	1,165,000	1,162,088
Edison Mission Energy
7.000% 05/15/17	750,000	547,500
Intergen NV
9.000% 06/30/17 (b)	2,060,000	2,137,250
		3,846,838
Electric-Integrated – 2.0%
CMS Energy Corp.
6.875% 12/15/15	660,000	656,700
Energy Future Holdings Corp.
PIK, 11.250% 11/01/17	2,389,452	1,447,112
Ipalco Enterprises, Inc.
7.250% 04/01/16 (b)	1,025,000	1,022,437
Mirant Americas Generation LLC
8.500% 10/01/21	2,280,000	2,063,400
Texas Competitive Electric Holdings Co., LLC
PIK, 10.500% 11/01/16	2,880,982	1,761,000
		6,950,649
Independent Power Producer – 1.9%
AES Corp.
7.750% 03/01/14	1,495,000	1,498,738
Dynegy Holdings, Inc.
7.750% 06/01/19	2,025,000	1,655,437
NRG Energy, Inc.
7.375% 02/01/16	1,065,000	1,059,675
7.375% 01/15/17	1,010,000	1,002,425
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (b)	1,535,000	1,373,825
		6,590,100
Electric Total		17,387,587

	Par (a)	Value ($)
Gas – 0.2%
Gas-Distribution – 0.2%
Centerpoint Energy, Inc.
5.950% 02/01/17	780,000	795,809
		795,809
Gas Total		795,809
Utilities Total		18,183,396
Total Corporate Fixed-Income Bonds & Notes (cost of $341,865,267)		336,118,998
Municipal Bond – 0.6%
California – 0.6%
CA Cabazon Band Mission Indians
Series 2004,
13.000% 10/01/11	3,250,000	2,025,530
California Total		2,025,530
Total Municipal Bond (cost of $3,250,000)		2,025,530
Preferred Stocks – 0.1%
	Shares
Communications – 0.0%
Media – 0.0%
CMP Susquehanna Radio Holdings Corp.,
Series A (b)(e)(l)	26,213	262
PTV Inc.,
Series A 10.000%	18	2
Media Total		264
Communications Total		264
U.S. Government Agency – 0.1%
Agency – 0.1%
Federal Home Loan Mortgage Corp.,
Series Q 5.775% (07/01/11) (c)(d)	189,100	217,465
Agency Total		217,465
U.S. Government Agency Total		217,465
Total Preferred Stocks (cost of $274,457)		217,729

See Accompanying Notes to Financial Statements.

14

Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

Warrants – 0.0%
	Units	Value ($)
Communications – 0.0%
Telecommunication Services – 0.0%
Jazztel PLC
Expires 07/15/10 (b)(e)(k)(l)	1,435	—
Telecommunication Services Total		—
Media – 0.0%
Sirius XM Radio, Inc.
Expires 07/15/10 (e)(l)(m)	2,435	2,289
Media Total		2,289
Communications Total		2,289
Consumer Non-Cyclical – 0.0%
Food – 0.0%
Pathmark Stores, Inc.
Expires 09/19/10 (e)(l)	58,758	1
Food Total		1
Consumer Non-Cyclical Total		1
Financials – 0.0%
Advertising – 0.0%
CNB Capital Trust I
Expires 03/23/19 (e)(l) 5.775%	29,954	299
Banks Total		299
Financials Total		299
Total Warrants (cost of $7,581,796)		2,589
Common Stocks – 0.0%
	Shares
Industrials – 0.0%
Commercial Services & Supplies – 0.0%
Fairlane Management Corp. (e)(k)(l)	50,004	—
Commercial Services & Supplies Total		—
Industrials Total		—
Materials – 0.0%
Metals & Mining – 0.0%
Ormet Corp. (l)	380	638
Metals & Mining Total		638
Materials Total		638
Total Common Stocks (cost of $3,040)		638

Short-Term Obligation – 1.5%
	Par (a)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 11/30/09, due 12/01/09 at 0.080%, collateralized by a U.S. Government Agency obligation maturing 05/20/24, market value $5,409,638 (repurchase proceeds $5,302,012)	5,302,000	5,302,000
Total Short-Term Obligation (cost of $5,302,000)		5,302,000
Total Investments – 98.6% (cost of $358,276,560) (n)		343,667,484
Other Assets & Liabilities, Net – 1.4%		4,827,083
Net Assets – 100.0%		348,494,567

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, these securities, which are not illiquid except for the following, amounted to $101,645,038, which represents 29.2% of net assets.

Security	Acquisition Date(s)	Par/Shares/ Units	Cost	Value
ACE Cash Express, Inc. 10.250% 10/01/14	09/26/06 - 09/27/06	$1,025,000	$1,034,225	$773,875
CMP Susquehanna Radio Holdings Corp., Series A	03/26/09	26,213	$262	$262
Jazztel PLC Warrants Expiring 07/15/10	10/21/02	1,435	$2,467	$–
Local TV Finance LLC, PIK, 9.250% 06/15/15	05/02/07 - 06/01/09	$1,081,500	$1,020,503	$418,916
Orascom Telecom Finance SCA 7.875% 02/08/14	02/01/07	$855,000	$855,000	$718,200
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07 - 10/04/07	$1,900,000	$1,928,200	$1,655,033
Snoqualmie Entertainment Authority 4.680% 02/01/14	01/23/07	$280,000	$280,000	$142,800
				$3,709,086

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at November 30, 2009.

(d)  Parenthetical date represents the next interest rate reset date for the security.

See Accompanying Notes to Financial Statements.

15

Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2009, the value of these securities amounted to $53,251, which represents less than 0.1% of net assets.

(f)  Security purchased on a delayed delivery basis.

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At November 30, 2009, the value of these securities amounted to $1,511,278, which represents 0.4% of net assets.

(h)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(i)  Loan participation agreement.

(j)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. At November 30, 2009, the value of this security amounted to $676,500, which represents 0.02% of net assets.

(k)  Security has no value.

(l)  Non-income producing security.

(m)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At November 30, 2009, the value of this security amounted to $2,289, which represents less than 0.01% of net assets.

(n)  Cost for federal income tax purposes is $358,922,446.

The following table summarizes the inputs used, as of November 30, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$32,651,429	$—	$32,651,429
Communications	—	76,261,858	50,400	76,312,258
Consumer Cyclical	—	44,705,746	—	44,705,746
Consumer Non-Cyclical	—	48,220,517	—	48,220,517
Diversified	—	388,850	—	388,850
Energy	—	39,493,720	—	39,493,720
Financials	—	26,793,299	—	26,793,299
Industrials	—	43,274,120	—	43,274,120
Technology	—	6,095,663	—	6,095,663
Utilities	—	18,183,396	—	18,183,396
Total Corporate Fixed-Income Bonds & Notes	—	336,068,598	50,400	336,118,998
Total Municipal Bond	—	2,025,530	—	2,025,530
Preferred Stocks
Communications	2	—	262	264
U.S. Government Agency	217,465	—	—	217,465
Total Preferred Stocks	217,467	—	262	217,729
Warrants
Communications	—	2,289	0	2,289
Consumer Non-Cyclical	—	—	1	1
Financials	—	—	299	299
Total Warrants	—	2,289	300	2,589
Total Common Stocks	638	—	—	638
Total Short-Term Obligation	—	5,302,000	—	5,302,000
Total Investments	218,105	343,398,417	50,962	343,667,484
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	—	(8,515)	—	(8,515)
Total	$218,105	$343,389,902	$50,962	$343,658,969

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the six month period ending November 30, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of May 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of November 30, 2009
Corporate Fixed-Income Bonds & Notes Communications	$50,400	$953	$—	$(953)	$—	$—	$50,400
Preferred Stocks Communications	262	—	—	—	—	—	262
Warrants Consumer Non-Cyclical	7	—	—	(6)	—	—	1
Financials	300	—	—	(1)	—	—	299
	$50,969	$953	$—	$(960)	$—	$—	$50,962

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

See Accompanying Notes to Financial Statements.

16

Columbia High Yield Opportunity Fund

November 30, 2009 (Unaudited)

The change in unrealized depreciation attributed to securities owned at November 30, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $960. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding on November 30, 2009 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$1,223,712	$1,219,097	12/16/09	$(4,615)
EUR	1,196,678	1,192,778	12/18/09	(3,900)
				$(8,515)

At November 30, 2009, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	96.4
Municipal Bond	0.6
Preferred Stocks	0.1
Warrants	0.0	*
Common Stocks	0.0	*
	97.1
Short-Term Obligation	1.5
Other Assets & Liabilities, Net	1.4
	100.0

*  Rounds to less than 0.1%.

Acronym	Name
EUR	Euro

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities – Columbia High Yield Opportunity Fund
November 30, 2009 (Unaudited)

		($)
Assets	Investments, at cost	358,276,560
	Investments, at value	343,667,484
	Cash	47,143
	Receivable for:
	Investments sold	2,650
	Investments sold on a delayed delivery basis	242,400
	Fund shares sold	141,228
	Interest	8,177,366
	Expense reimbursement due from investment advisor	9,425
	Trustees' deferred compensation plan	59,974
	Prepaid expenses	3,348
	Total Assets	352,351,018
Liabilities	Unrealized depreciation on forward foreign currency exchange contracts	8,515
	Payable for:
	Investments purchased	47,109
	Investments purchased on a delayed delivery basis	1,518,344
	Fund shares repurchased	596,750
	Distributions	1,277,997
	Investment advisory fee	174,908
	Pricing and bookkeeping fees	7,473
	Transfer agent fee	69,812
	Trustees' fees	130
	Custody fee	2,316
	Distribution and service fees	66,967
	Chief compliance officer expenses	126
	Interest payable	99
	Trustees' deferred compensation plan	59,974
	Other liabilities	25,931
	Total Liabilities	3,856,451
	Net Assets	348,494,567
Net Assets Consist of	Paid-in capital	649,109,295
	Undistributed net investment income	431,312
	Accumulated net realized loss	(286,430,182)
	Net unrealized appreciation (depreciation) on:
	Investments	(14,609,076)
	Foreign currency translations and forward foreign currency exchange contracts	(6,782)
	Net Assets	348,494,567

See Accompanying Notes to Financial Statements.

18

Statement of Assets and Liabilities (continued) – Columbia High Yield Opportunity Fund
November 30, 2009 (Unaudited)

Class A	Net assets	$191,121,010
	Shares outstanding	50,705,569
	Net asset value per share	$3.77	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($3.77/0.9525)	$3.96	(b)
Class B	Net assets	$21,439,634
	Shares outstanding	5,687,726
	Net asset value and offering price per share	$3.77	(a)
Class C	Net assets	$13,445,493
	Shares outstanding	3,567,189
	Net asset value and offering price per share	$3.77	(a)
Class Z	Net assets	$122,488,430
	Shares outstanding	32,495,636
	Net asset value, offering and redemption price per share	$3.77

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

19

Statement of Operations – Columbia High Yield Opportunity Fund
For the Six Months Ended November 30, 2009 (Unaudited)

		($)
Investment Income	Interest	15,615,140
Expenses	Investment advisory fee	1,027,408
	Distribution fee:
	Class B	87,156
	Class C	47,955
	Service fee:
	Class A	230,117
	Class B	29,052
	Class C	15,970
	Pricing and bookkeeping fees	53,146
	Transfer agent fee	245,665
	Trustees' fees	16,717
	Custody fee	7,043
	Chief compliance officer expenses	350
	Other expenses	133,007
	Expenses before interest expense	1,893,586
	Interest expense	99
	Total Expenses	1,893,685
	Fees waived or expenses reimbursed by investment advisor	(20,881)
	Fees waived by distributor—Class C	(9,628)
	Expense reductions	(2)
	Net Expenses	1,863,174
	Net Investment Income	13,751,966
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Foreign Currency Exchange Contracts	Net realized gain (loss) on:
	Investments	915,472
Foreign currency transactions and forward foreign currency	exchange contracts	(207,242)
	Net realized gain	708,230
	Net change in unrealized appreciation (depreciation) on:
	Investments	40,822,605
	Foreign currency translations and forward foreign currency exchange contracts	74,688
	Net change in unrealized appreciation (depreciation)	40,897,293
	Net Gain	41,605,523
	Net Increase Resulting from Operations	55,357,489

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets – Columbia High Yield Opportunity Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended November 30, 2009 ($)	Year Ended May 31, 2009 ($)
Operations	Net investment income	13,751,966	28,026,019
	Net realized gain (loss) on investments, foreign currency
	transactions, forward foreign currency exchange contracts and credit default swap contracts	708,230	(50,936,194)
	Net change in unrealized appreciation (depreciation)
	on investments, foreign currency translations, forward foreign currency exchange contracts and credit default
	swap contracts	40,897,293	(26,518,865)
	Net increase (decrease) resulting from operations	55,357,489	(49,429,040)
Distributions to Shareholders	From net investment income:
	Class A	(7,364,756)	(15,203,927)
	Class B	(842,332)	(2,672,149)
	Class C	(472,950)	(1,026,219)
	Class Z	(5,046,942)	(10,359,634)
	Total distributions to shareholders	(13,726,980)	(29,261,929)
	Net Capital Stock Transactions	(10,871,709)	5,521,355
	Increase from regulatory settlements	54,225	821,549
	Total increase (decrease) in net assets	30,813,025	(72,348,065)
Net Assets	Beginning of period	317,681,542	390,029,607
	End of period	348,494,567	317,681,542
	Undistributed net investment
	income at end of period	431,312	406,326

See Accompanying Notes to Financial Statements.

21

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia High Yield Opportunity Fund
	(Unaudited) Six Months Ended November 30, 2009		Year Ended May 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,455,462	8,792,217	12,818,180	39,971,078
Distributions reinvested	1,143,638	4,167,490	2,840,215	9,319,400
Redemptions	(4,008,307)	(14,458,111)	(13,799,446)	(44,568,251)
Net increase (decrease)	(409,207)	(1,498,404)	1,858,949	4,722,227
Class B
Subscriptions	149,774	525,774	461,001	1,434,268
Distributions reinvested	128,151	466,363	442,379	1,464,723
Redemptions	(1,692,885)	(6,111,026)	(5,010,704)	(16,819,376)
Net decrease	(1,414,960)	(5,118,889)	(4,107,324)	(13,920,385)
Class C
Subscriptions	258,398	921,522	630,374	1,984,895
Distributions reinvested	77,969	284,160	190,993	625,997
Redemptions	(268,060)	(961,498)	(969,194)	(3,241,767)
Net increase (decrease)	68,307	244,184	(147,827)	(630,875)
Class Z
Subscriptions	4,767,710	16,813,697	17,063,143	56,882,748
Distributions reinvested	241,280	878,677	417,658	1,373,247
Redemptions	(6,137,702)	(22,190,974)	(13,306,620)	(42,905,607)
Net increase (decrease)	(1,128,712)	(4,498,600)	4,174,181	15,350,388

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended November 30,		Year Ended May 31,
Class A Shares	2009		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$3.33		$4.17	$4.72		$4.50		$4.56		$4.54
Income from Investment Operations:
Net investment income (a)	0.14		0.30	0.31		0.33		0.33		0.35
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.44		(0.83)	(0.55)		0.23		(0.03)		0.05
Total from investment operations	0.58		(0.53)	(0.24)		0.56		0.30		0.40
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.32)	(0.31)		(0.34)		(0.36)		(0.38)
Increase from regulatory settlements	—	(b)	0.01	—		—		—		—
Net Asset Value, End of Period	$3.77		$3.33	$4.17		$4.72		$4.50		$4.56
Total return (c)	17.78	%(d)(e)	(12.04)%	(5.03	)%(e)	12.98%		6.70	%(e)	8.93	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.10	%(h)	1.10%	1.13%		1.12%		1.12%		1.15%
Interest expense	—	%(h)(i)	—	—	%(i)	—	%(i)	—		—
Net expenses (g)	1.10	%(h)	1.10%	1.13%		1.12%		1.12%		1.15%
Waiver/Reimbursement	0.02	%(h)	—	0.01%		—		0.02%		—
Net investment income (g)	8.01	%(h)	9.08%	7.23%		7.19%		7.28%		7.55%
Portfolio turnover rate	34	%(d)	44%	50%		75%		61%		67%
Net assets, end of period (000s)	$191,121		$170,321	$205,330		$270,866		$245,713		$273,104

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on total return.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended November 30,		Year Ended May 31,
Class B Shares	2009		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$3.33		$4.17	$4.72		$4.50		$4.56		$4.54
Income from Investment Operations:
Net investment income (a)	0.13		0.28	0.28		0.29		0.30		0.32
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.44		(0.84)	(0.55)		0.24		(0.04)		0.05
Total from investment operations	0.57		(0.56)	(0.27)		0.53		0.26		0.37
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.29)	(0.28)		(0.31)		(0.32)		(0.35)
Increase from regulatory settlements	—	(b)	0.01	—		—		—		—
Net Asset Value, End of Period	$3.77		$3.33	$4.17		$4.72		$4.50		$4.56
Total return (c)	17.34	%(d)(e)	(12.69)%	(5.73	)%(e)	12.15%		5.91	%(e)	8.13	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.85	%(h)	1.85%	1.88%		1.87%		1.87%		1.90%
Interest expense	—	%(h)(i)	—	—	%(i)	—	%(i)	—		—
Net expenses (g)	1.85	%(h)	1.85%	1.88%		1.87%		1.87%		1.90%
Waiver/Reimbursement	0.02	%(h)	—	0.01%		—		0.02%		—
Net investment income (g)	7.27	%(h)	8.35%	6.47%		6.46%		6.55%		6.80%
Portfolio turnover rate	34	%(d)	44%	50%		75%		61%		67%
Net assets, end of period (000s)	$21,440		$23,665	$46,732		$88,774		$135,122		$194,460

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on total return.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended November 30,		Year Ended May 31,
Class C Shares	2009		2009	2008		2007		2006	2005
Net Asset Value, Beginning of Period	$3.33		$4.17	$4.72		$4.50		$4.56	$4.54
Income from Investment Operations:
Net investment income (a)	0.13		0.28	0.29		0.30		0.31	0.33
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.44		(0.83)	(0.55)		0.23		(0.04)	0.04
Total from investment operations	0.57		(0.55)	(0.26)		0.53		0.27	0.37
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.30)	(0.29)		(0.31)		(0.33)	(0.35)
Increase from regulatory settlements	—	(b)	0.01	—		—		—	—
Net Asset Value, End of Period	$3.77		$3.33	$4.17		$4.72		$4.50	$4.56
Total return (c)(d)	17.43	%(e)	(12.57)%	(5.59)%		12.31%		6.07%	8.29	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.70	%(h)	1.70%	1.73%		1.72%		1.72%	1.75%
Interest expense	—	%(h)(i)	—	—	%(i)	—	%(i)	—	—
Net expenses (g)	1.70	%(h)	1.70%	1.73%		1.72%		1.72%	1.75%
Waiver/Reimbursement	0.17	%(h)	0.15%	0.16%		0.15%		0.17%	0.15%
Net investment income (g)	7.41	%(h)	8.49%	6.63%		6.60%		6.70%	6.95%
Portfolio turnover rate	34	%(e)	44%	50%		75%		61%	67%
Net assets, end of period (000s)	$13,445		$11,658	$15,202		$21,161		$23,084	$30,366

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on total return.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended November 30,		Year Ended May 31,
Class Z Shares	2009		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$3.33		$4.17	$4.72		$4.50		$4.56		$4.54
Income from Investment Operations:
Net investment income (a)	0.15		0.31	0.31		0.34		0.34		0.37
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.44		(0.83)	(0.54)		0.23		(0.03)		0.04
Total from investment operations	0.59		(0.52)	(0.23)		0.57		0.31		0.41
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.33)	(0.32)		(0.35)		(0.37)		(0.39)
Increase from regulatory settlements	—	(b)	0.01	—		—		—		—
Net Asset Value, End of Period	$3.77		$3.33	$4.17		$4.72		$4.50		$4.56
Total return (c)	17.92	%(d)(e)	(11.83)%	(4.79	)%(e)	13.26%		6.97	%(e)	9.21	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.85	%(h)	0.85%	0.88%		0.87%		0.87%		0.90%
Interest expense	—	%(h)(i)	—	—	%(i)	—	%(i)	—		—
Net expenses (g)	0.85	%(h)	0.85%	0.88%		0.87%		0.87%		0.90%
Waiver/Reimbursement	0.02	%(h)	—	0.01%		—		0.02%		—
Net investment income (g)	8.26	%(h)	9.39%	7.47%		7.44%		7.53%		7.80%
Portfolio turnover rate	34	%(d)	44%	50%		75%		61%		67%
Net assets, end of period (000s)	$122,488		$112,037	$122,766		$29,220		$11,190		$12,829

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on total return.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Notes to Financial Statements – Columbia High Yield Opportunity Fund
November 30, 2009 (Unaudited)

Note 1. Organization

Columbia High Yield Opportunity Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through January 21, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any

27

Columbia High Yield Opportunity Fund, November 30, 2009 (Unaudited)

foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund's derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a

28

Columbia High Yield Opportunity Fund, November 30, 2009 (Unaudited)

contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund will identify within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date.

The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are

29

Columbia High Yield Opportunity Fund, November 30, 2009 (Unaudited)

indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended May 31, 2009 was as follows:

Ordinary Income*	$29,261,929

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at November 30, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$17,591,858
Unrealized depreciation	(32,846,820)
Net unrealized depreciation	$(15,254,962)

The following capital loss carryforwards, determined as of May 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$176,655,717
2011	21,117,010
2012	1,461,417
2013	3,844,857
2014	7,033,993
2015	6,703,180
2016	378,711
2017	25,681,397
Total	$242,876,282

The availability of a portion of the capital loss carryforwards acquired by the Fund as a result of its merger with High Yield Fund has been limited in certain years and has been excluded from the schedule of available loss carryforwards above.

Of the capital loss carryforwards attributable to the Fund, $65,039,225 ($17,456,849 expiring May 31, 2010, $40,103,941 expiring May 31, 2011, $1,461,417 expiring May 31, 2012 and $6,017,018 expiring May 31, 2013) was obtained in the merger with High Yield Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

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Columbia High Yield Opportunity Fund, November 30, 2009 (Unaudited)

For the six month period ended November 30, 2009, the Fund's annualized effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

Bank of America, N.A. entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended November 30, 2009, there were no minimum account balance fees charged by the fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the six month period ended November 30, 2009, the Distributor retained net underwriting discounts of $6,888 on sales of the Fund's Class A shares and received net CDSC fees of $58, $6,298 and $1,539 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares, which require the payment of distribution and service fees. The fees are

31

Columbia High Yield Opportunity Fund, November 30, 2009 (Unaudited)

intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee		Service Fee
Class B	Class C	Class A	Class B	Class C
0.75%	0.75%	0.25%	0.25%	0.25%

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees do not exceed 0.85% annually of Class C shares average daily net assets. This arrangement may be modified or terminated by the Distributor at any time

Fee Waivers and Expense Reimbursements

Effective October 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.80% of the Fund's average daily net assets on an annualized basis.

Prior to October 1, 2009, Columbia contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.87% annually of the Fund's average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended November 30, 2009, these custody credits reduced total expenses by $2 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including forward contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about the derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts for the purpose of shifting foreign currency exposure back to U.S. dollars.

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Columbia High Yield Opportunity Fund, November 30, 2009 (Unaudited)

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six-month period ended November 30, 2009, the Fund entered into 22 forward foreign currency exchange contracts.

The following table is a summary of the value of the Fund's derivative instruments as of November 30, 2009:

	Fair Value of Derivative Instruments
	Statement of Assets and Liabilities
	Asset	Fair Value	Liability	Fair Value
Forward foreign currency exchange contracts	—	—	Unrealized depreciation on forward foreign currency exchange contracts	$(8,515)

The effect of derivative instruments on the Fund's Statement of Operations for the six month period ended November 30, 2009:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward foreign currency exchange contracts	Foreign exchange rate risk	$(225,495)	$73,481

Note 7. Portfolio Information

For the six month period ended November 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $110,781,139 and $109,926,918, respectively.

33

Columbia High Yield Opportunity Fund, November 30, 2009 (Unaudited)

Note 8. Regulatory Settlements

During the six months ended November 30, 2009, the Fund received payments totaling $54,225 relating to certain regulatory settlements with third parties the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended November 30, 2009, the average daily loan balance outstanding on days where borrowing existed was $2,500,000 at a weighted average interest rate of 1.428%.

Note 10. Shares of Beneficial Interest

As of November 30, 2009, 33.1% of the Fund's shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity in this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain

34

Columbia High Yield Opportunity Fund, November 30, 2009 (Unaudited)

funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

35

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes

36

and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia High Yield Opportunity Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period and the fourth quintile for the three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia High Yield Opportunity Fund's total expenses and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group

37

selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

●  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

●  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

●  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

●  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

[EXCERPTS FROM:] REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

40

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing

41

during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

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6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia High Yield Opportunity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

45

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Columbia Management®

Columbia High Yield Opportunity Fund

Semiannual Report, November 30, 2009

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/29305-1109 (01/10) 10/100398

Semiannual Report

November 30, 2009

Columbia International Bond Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund’s performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multi-year lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets through November 2009. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter 2009, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one’s assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you’ll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

On September 29, 2009, Bank of America, N.A. entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

Fund Profile – Columbia International Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 11/30/09

+10.68% Class A shares (without sales charge)

+11.66% Citigroup Non-U.S. World Government Bond Index – Unhedged

Morningstar Style Box™

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■

For the six-month period that ended November 30, 2009, the fund’s Class A shares returned 10.68% without sales charge. The fund’s benchmark, the Citigroup Non-U.S. World Government Bond Index[1] — Unhedged, returned 11.66%. The average return of the fund’s peer group, the Lipper International Income Funds Classification[2], was 12.41%. Underweights in the Japanese yen and, to a lesser extent, the euro, detracted from performance relative to the index. An above-average cash position — the result of significant cash flowing into the fund — further hindered results as bonds rallied. We believe that an underweight in emerging-market debt, especially local currency issues, accounted for the fund’s shortfall relative to its peer group.

■

Yields on most global government bonds declined for the period, while bond prices rose. Among the best performers were lower-quality assets, including emerging-market debt and bonds issued by countries with lower credit ratings, all of which benefited as economies stabilized and investors took on more risk. European and Japanese government bonds did well, as their yields declined more than those on U.S. Treasuries. Non-U.S. bonds also gained as the U.S. dollar declined against most currencies. More than 60% of the index’s total return came from foreign currency returns.

■

Over the period, we increased exposure to U.S. dollar-denominated emerging market debt, which totaled 8% of assets at period end and included issues from Brazil, Mexico, Peru, the Philippines, Indonesia, Russia, Turkey and Venezuela. The fund, however, remained underweight versus the index in the bonds and currencies of both Europe and the United Kingdom, with minimal exposure to U.S. Treasuries. Overweights in the bonds and currencies of Australia, New Zealand, and Norway were helpful, while an underweight in the bonds and currencies of Japan and the euro hindered relative performance. The fund lost ground from being a little less sensitive to interest rate changes than the index, but benefited from having a higher weighted average yield.

■

While we will continue to look for opportunities to add to emerging-market debt, we expect to be selective, given current valuations, the less-than-robust U.S. economic recovery and the possibility of further volatility once governments worldwide begin withdrawing fiscal and economic stimulus. We plan to continue to monitor lower-quality European government bonds closely, including issues from Italy, Spain, Ireland, Portugal and Greece, which began to lag bonds from higher-quality countries, such as Germany and France, late in the period.

[1]

The Citigroup Non-U.S. World Government Bond Index-Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. The index excludes floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Fund Profile (continued) – Columbia International Bond Fund

Portfolio Management

Laura A. Ostrander has managed the fund since 2008 and has been associated with the advisor or its predecessors since 1996.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as “junk” bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer’s ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund’s value will likely be more volatile than the value of more diversified funds.

2

Performance Information – Columbia International Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 12/01/08 – 11/30/09 ($)

Sales charge	without	with
Class A	11,549	10,999
Class C	11,465	11,365
Class Z	11,578	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia International Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 11/30/09 (%)

Share class	A		C		Z
Inception	12/01/08		12/01/08		12/01/08
Sales charge	without	with	without	with	without
6-month (cumulative)	10.68	5.40	10.27	9.27	10.82
Life	15.49	9.99	14.65	13.65	15.78

Average annual total return as of 12/31/09 (%)

Share class	A		C		Z
Sales charge	without	with	without	with	without
6-month	4.92	–0.08	4.52	3.52	5.05
1-year	4.77	–0.19	4.00	3.00	5.03
Life	8.90	4.10	8.10	8.10	9.17

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual operating expense ratio (%)*

Class A	2.33
Class C	3.08
Class Z	2.08
Annual operating expense ratio after contractual waivers (%)*

Class A	1.05
Class C	1.80
Class Z	0.80
*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waivers expire 09/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 11/30/09 ($)
Class A	11.44
Class C	11.44
Class Z	11.44
Distributions declared per share

06/01/09 - 11/30/09 ($)
Class A	0.06
Class C	0.02
Class Z	0.07

3

Understanding Your Expenses – Columbia International Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

06/01/09 – 11/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,106.80	1,019.80	5.55	5.32	1.05
Class C	1,000.00	1,000.00	1,102.70	1,016.04	9.49	9.10	1.80
Class Z	1,000.00	1,000.00	1,108.20	1,021.06	4.23	4.05	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia International Bond Fund

November 30, 2009 (Unaudited)

Government & Agency Obligations – 93.6%

		Par (a)	Value ($)
Foreign Government Obligations – 92.8%
African Development Bank
1.950% 03/23/10	JPY	40,000,000	465,082

Asian Development Bank
2.350% 06/21/27	JPY	50,000,000	606,356

Canada Housing Trust No. 1
4.000% 06/15/12 (b)	CAD	75,000	75,313

Development Bank of Japan
1.750% 03/17/17	JPY	10,000,000	121,741

Eksportfinans A/S
1.600% 03/20/14	JPY	41,000,000	474,215
1.800% 06/21/10	JPY	5,000,000	58,119

Eurofima
4.375% 10/21/19	EUR	100,000	156,952

European Investment Bank
1.250% 09/20/12	JPY	9,000,000	106,609
1.400% 06/20/17	JPY	49,000,000	579,000

Federal Republic of Germany
3.750% 01/04/19	EUR	125,000	197,976
4.250% 07/04/14	EUR	365,000	596,455
4.250% 07/04/17	EUR	455,000	748,582

Federative Republic of Brazil
7.375% 02/03/15	EUR	30,000	52,029
8.250% 01/20/34		70,000	91,595

Government of Belgium
3.250% 09/28/16	EUR	240,000	365,814
3.500% 03/28/15	EUR	35,000	54,615

Government of Canada
3.750% 06/01/19	CAD	125,000	123,591
4.000% 06/01/16	CAD	195,000	199,096

Government of Denmark
5.000% 11/15/13	DKK	570,000	125,818

Government of Japan
1.400% 12/20/18	JPY	44,600,000	528,514
1.500% 09/20/14	JPY	58,250,000	704,110
1.900% 09/20/23	JPY	29,000,000	344,222

Government of Malaysia
7.500% 07/15/11		60,000	65,669

Government of New Zealand
6.000% 12/15/17	NZD	155,000	113,651

Instituto de Credito Oficial (Spain)
1.500% 09/20/12	JPY	18,000,000	210,636

		Par (a)	Value ($)
International Bank for Reconstruction & Development
4.250% 06/01/10	EUR	120,000	183,601
4.500% 01/25/10	GBP	60,000	99,355

Japan Finance Organization for Municipal Enterprises
1.900% 06/22/18	JPY	20,000,000	244,817

Kingdom of Netherlands
4.000% 07/15/16	EUR	215,000	343,966

Kingdom of Norway
4.250% 05/19/17	NOK	240,000	43,754
5.000% 05/15/15	NOK	440,000	83,233

Kingdom of Spain
3.800% 01/31/17	EUR	290,000	451,148

Kingdom of Sweden
3.000% 07/12/16	SEK	285,000	41,107
5.500% 10/08/12	SEK	275,000	43,463

New South Wales Treasury Corp.
6.000% 04/01/19	AUD	115,000	105,865

Nordic Investment Bank
1.700% 04/27/17	JPY	20,000,000	241,646

Pemex Project Funding Master Trust
5.500% 02/24/25	EUR	20,000	26,427

Province of Ontario
1.875% 01/25/10	JPY	20,000,000	231,642

Province of Quebec
1.600% 05/09/13	JPY	9,000,000	102,751
5.000% 04/29/19	EUR	50,000	81,377

Queensland Treasury Corp.
6.000% 10/14/15	AUD	70,000	65,256

Republic of Argentina
8.280% 12/31/33		50,127	34,588

Republic of Austria
4.300% 09/15/17 (b)	EUR	170,000	273,426

Republic of Finland
4.250% 07/04/15	EUR	145,000	235,524

Republic of France
3.000% 10/25/15	EUR	110,000	168,033
3.500% 07/12/11	EUR	120,000	186,894
4.000% 04/25/13	EUR	240,000	384,550
4.250% 04/25/19	EUR	190,000	306,224
5.500% 04/25/29	EUR	120,000	214,944

Republic of Greece
4.300% 07/20/17	EUR	80,000	118,242

See Accompanying Notes to Financial Statements.

5

Columbia International Bond Fund

November 30, 2009 (Unaudited)

Government & Agency Obligations (continued)

		Par (a)	Value ($)
Foreign Government Obligations (continued)
Republic of Hungary
3.500% 07/18/16	EUR	40,000	55,160

Republic of Indonesia
7.250% 04/20/15		18,000	19,722
7.250% 04/20/15 (b)		50,000	54,750

Republic of Ireland
4.500% 10/18/18	EUR	70,000	104,464

Republic of Italy
4.250% 08/01/13	EUR	170,000	272,035
4.250% 09/01/19	EUR	270,000	418,765
5.250% 08/01/17	EUR	230,000	388,734

Republic of Panama
6.700% 01/26/36		20,000	21,900

Republic of Peru
8.375% 05/03/16		30,000	36,750

Republic of Philippines
8.875% 03/17/15		80,000	95,600

Republic of Poland
4.750% 04/25/12	PLN	300,000	107,629
5.000% 10/19/15		50,000	52,997
5.500% 10/25/19	PLN	375,000	128,753

Republic of Portugal
3.350% 10/15/15	EUR	85,000	130,125

Republic of South Africa
5.250% 05/16/13	EUR	70,000	108,525

Republic of Turkey
7.375% 02/05/25		115,000	127,938

Republic of Uruguay
PIK,
7.875% 01/15/33		40,000	45,200

Republic of Venezuela
9.250% 09/15/27		70,000	51,555
9.250% 05/07/28		30,000	19,500

Russian Federation
7.500% 03/31/30		119,380	134,613

Switzerland Government Bond
2.500% 03/12/16	CHF	80,000	84,630

United Kingdom Treasury
4.000% 09/07/16	GBP	230,000	400,511
5.000% 09/07/14	GBP	95,000	173,040
5.000% 03/07/25	GBP	160,000	291,746

		Par (a)	Value ($)
United Mexican States
5.625% 01/15/17		88,000	93,984

Foreign Government Obligations Total			14,896,219

U.S. Government Obligation – 0.8%
U.S. Treasury Note
2.000% 11/30/13		120,000	122,100

U.S. Government Obligation Total			122,100

Total Government & Agency Obligations (cost of $13,757,845)			15,018,319

Corporate Fixed-Income Bonds & Notes – 1.7%

Energy – 0.3%
Oil & Gas – 0.3%
Ecopetrol SA
7.625% 07/23/19		45,000	50,796

Oil & Gas Total			50,796

Energy Total			50,796

Financials – 1.4%
Banks – 0.7%
Bank Nederlandse Gemeenten
1.850% 11/07/16	JPY	9,000,000	107,798

Banks Total			107,798

Diversified Financial Services – 0.7%
General Electric Capital Corp.
1.000% 03/21/12	JPY	10,000,000	113,403

Diversified Financial Services Total			113,403

Financials Total			221,201

Total Corporate Fixed-Income Bonds & Notes (cost of $216,032)			271,997

See Accompanying Notes to Financial Statements.

6

Columbia International Bond Fund

November 30, 2009 (Unaudited)

Short-Term Obligation – 4.7%

	Par (a)	Value ($)
Repurchase agreement with State Street Bank and Trust Co., dated 11/30/09, due 12/01/09 at 0.030%, collateralized by a U.S. Treasury obligation maturing 05/06/10, market value $779,610 (repurchase proceeds $764,001)	764,000	764,000

Total Short-Term Obligation (cost of $764,000)		764,000

Total Investments – 100.0% (cost of $14,737,877)(c)		16,054,316

Other Assets & Liabilities, Net – (0.0)%		(6,374)

Net Assets – 100.0%		16,047,942

Notes to Investment Portfolio:

(a)	Principal amount is stated in United States dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, these securities, which are not illiquid, amounted to $403,489, which represents 2.5% of net assets.

(c)	Cost for federal income tax purposes is $14,778,123.

The following table summarizes the inputs used, as of November 30, 2009, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government & Agency Obligations
Foreign Government Obligations	$—	$14,896,219	$—	$14,896,219
U.S. Government Obligations	122,100	—	—	122,100

Total Government & Agency Obligations	122,100	14,896,219	—	15,018,319

Total Corporate Fixed-Income Bonds & Notes	—	271,997	—	271,997

Total Short-Term Obligation	—	764,000	—	764,000

Total Investments	$122,100	$15,932,216	$—	$16,054,316

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At November 30, 2009, the Fund was invested in the following countries:

Country	Value	% of Total Investments
Japan	$1,943,404	12.1
Germany	1,543,012	9.6
United States*	1,328,387	8.3
France	1,260,645	7.9
Spain	1,126,866	7.0
Italy	1,079,533	6.7
United Kingdom	865,297	5.4
Canada	813,770	5.1
Philippines	701,956	4.4
Luxembourg	685,610	4.3
Norway	659,322	4.1
Finland	477,169	3.0
Netherlands	451,764	2.8
Belgium	420,429	2.6
Poland	289,379	1.8
Austria	273,426	1.7
Switzerland	241,581	1.5
Australia	171,122	1.1
Brazil	143,624	0.9
Russian Federation	134,613	0.8
Portugal	130,125	0.8
Turkey	127,938	0.8
Denmark	125,818	0.8
Greece	118,242	0.7
New Zealand	113,651	0.7
South Africa	108,525	0.7
Ireland	104,464	0.7
Mexico	93,984	0.6
Sweden	84,570	0.5
Indonesia	74,472	0.5
Malaysia	65,669	0.4
Hungary	55,160	0.3
Venezuela	51,555	0.3
Colombia	50,796	0.3
Uruguay	45,200	0.3
Peru	36,750	0.2
Argentina	34,588	0.2
Panama	21,900	0.1

	$16,054,316	100.0

* Includes short-term obligation.

Securities are listed by country of domicile.

Acronym	Name
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
PIK	Payment-In-Kind
PLN	Polish Zloty
SEK	Swedish Krona

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities – Columbia International Bond Fund

November 30, 2009 (Unaudited)

		($)
Assets	Investments, at cost	14,737,877

	Investments, at value	16,054,316
	Cash	753
	Foreign currency (cost of $61,691)	61,691
	Receivable for:
	Fund shares sold	60,674
	Interest	191,616
	Expense reimbursement due from investment advisor	27,351
	Trustees’ deferred compensation plan	1,064

	Total Assets	16,397,465

Liabilities	Payable for:
	Investments purchased	304,630
	Investment advisory fee	6,515
	Administration fee	592
	Transfer agent fee	186
	Pricing and bookkeeping fees	8,154
	Trustees’ fees	570
	Audit fee	19,810
	Custody fee	733
	Distribution and service fees	248
	Chief compliance officer expenses	30
	Reports to shareholders	6,461
	Trustees’ deferred compensation plan	1,064
	Other liabilities	530

	Total Liabilities	349,523

	Net Assets	16,047,942

Net Assets Consist of	Paid-in capital	14,607,250
	Undistributed net investment income	42,093
	Accumulated net realized gain	79,029
	Net unrealized appreciation on:
	Investments	1,316,439
	Foreign currency translations	3,131

	Net Assets	16,047,942

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities (continued) – Columbia International Bond Fund

November 30, 2009 (Unaudited)

Class A	Net assets	$916,090
	Shares outstanding	80,074
	Net asset value per share	$11.44	(a)(b)
	Maximum sales charge	4.75%
	Maximum offering price per share ($11.44/0.9525)	$12.01	(c)

Class C
	Net assets	$167,150
	Shares outstanding	14,610
	Net asset value and offering price per share	$11.44	(a)(b)

Class Z
	Net assets	$14,964,702
	Shares outstanding	1,307,798
	Net asset value, offering and redemption price per share	$11.44	(b)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

9

Statement of Operations – Columbia International Bond Fund

For the Six Months Ended November 30, 2009 (Unaudited)

		($)
Investment Income	Interest	152,692
	Foreign taxes withheld	(1)

	Total Investment Income	152,691

Expenses	Investment advisory fee	31,906
	Administration fee	2,900
	Distribution fee – Class C	267
	Service fee:
	Class A	480
	Class C	88
	Transfer agent fee	478
	Pricing and bookkeeping fees	23,589
	Trustees’ fees	7,245
	Custody fee	3,690
	Registration fees	24,571
	Audit fee	20,838
	Reports to shareholders	7,839
	Chief compliance officer expenses	223
	Other expenses	2,462

	Total Expenses	126,576

	Fees waived or expenses reimbursed by investment advisor	(79,295)
	Expense reductions	— *

	Net Expenses	47,281

	Net Investment Income	105,410

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Foreign Currency Exchange Contracts	Net realized gain on:
	Investments	71,384
	Foreign currency transactions and forward foreign currency exchange contracts	5,378

	Net realized gain	76,762

	Net change in unrealized appreciation (depreciation) on:
	Investments	1,082,441
	Foreign currency translations and forward foreign currency exchange contracts	(2,966)

	Net change in unrealized appreciation (depreciation)	1,079,475

	Net Gain	1,156,237

	Net Increase Resulting from Operations	1,261,647

*	Rounds to less than $1.

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets – Columbia International Bond Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended November 30, 2009 ($)	Period Ended May 31, 2009 ($) (a)
Operations	Net investment income	105,410	55,934
	Net realized gain on investments, foreign currency transactions and forward foreign currency exchange contracts	76,762	2,946
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward foreign currency exchange contracts	1,079,475	240,095

	Net increase resulting from operations	1,261,647	298,975

Distributions to Shareholders	From net investment income:
	Class A	(2,372)	(291)
	Class C	(143)	(15)
	Class Z	(74,853)	(42,256)

	Total distributions to shareholders	(77,368)	(42,562)

	Net Capital Stock Transactions	5,909,835	8,695,709
	Redemption fees	982	724

	Total increase in net assets	7,095,096	8,952,846

Net Assets	Beginning of period	8,952,846	—
	End of period	16,047,942	8,952,846
	Undistributed net investment income at end of period	42,093	14,051

(a)	The Fund commenced operations on December 1, 2008.

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia International Bond Fund
	(Unaudited) Six Months Ended November 30, 2009		Period Ended May 31, 2009 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	68,055	749,495	12,607	125,589
Distributions reinvested	211	2,341	29	291
Redemptions	(824)	(8,819)	(4)	(44)

Net increase	67,442	743,017	12,632	125,836

Class C
Subscriptions	12,525	137,677	3,052	30,264
Distributions reinvested	8	94	1	11
Redemptions	(976)	(10,413)	—	—

Net increase	11,557	127,358	3,053	30,275

Class Z
Subscriptions	497,538	5,414,986	856,503	8,646,596
Distributions reinvested	3,334	36,319	2,765	28,076
Redemptions	(38,906)	(411,845)	(13,436)	(135,074)

Net increase	461,966	5,039,460	845,832	8,539,598

(a)	The Fund commenced operations on December 1, 2008.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia International Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended November 30, 2009	Period Ended May 31, 2009 (a)
Net Asset Value, Beginning of Period	$10.39	$10.00

Income from Investment Operations:
Net investment income (b)	0.09	0.07
Net realized and unrealized gain on investments and foreign currency	1.02	0.36

Total from investment operations	1.11	0.43

Less Distributions to Shareholders:
From net investment income	(0.06)	(0.04)

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—

Net Asset Value, End of Period	$11.44	$10.39
Total return (d)(e)(f)	10.68%	4.35%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.05%	1.05%
Waiver/Reimbursement (h)	1.36%	3.82%
Net investment income (g)(h)	1.60%	1.41%
Portfolio turnover rate (f)	16%	4%
Net assets, end of period (000s)	$916	$131

(a)	Class A shares commenced operations on December 1, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia International Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended November 30, 2009	Period Ended May 31, 2009 (a)
Net Asset Value, Beginning of Period	$10.39	$10.00

Income from Investment Operations:
Net investment income (b)	0.05	0.03
Net realized and unrealized gain on investments and foreign currency	1.02	0.37

Total from investment operations	1.07	0.40

Less Distributions to Shareholders:
From net investment income	(0.02)	(0.01)

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—

Net Asset Value, End of Period	$11.44	$10.39
Total return (d)(e)(f)	10.27%	3.97%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.80%	1.80%
Waiver/Reimbursement (h)	1.36%	3.82%
Net investment income (g)(h)	0.83%	0.59%
Portfolio turnover rate (f)	16%	4%
Net assets, end of period (000s)	$167	$32

(a)	Class C shares commenced operations on December 1, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia International Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	(Unaudited) Six Months Ended November 30, 2009	Period Ended May 31, 2009 (a)
Net Asset Value, Beginning of Period	$10.39	$10.00

Income from Investment Operations:
Net investment income (b)	0.10	0.07
Net realized and unrealized gain on investments and foreign currency	1.02	0.38

Total from investment operations	1.12	0.45

Less Distributions to Shareholders:
From net investment income	(0.07)	(0.06)

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—

Net Asset Value, End of Period	$11.44	$10.39
Total return (d)(e)(f)	10.82%	4.48%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	0.80%	0.80%
Waiver/Reimbursement (h)	1.36%	3.82%
Net investment income (g)(h)	1.82%	1.50%
Portfolio turnover rate (f)	16%	4%
Net assets, end of period (000s)	$14,965	$8,790

(a)	Class Z shares commenced operations on December 1, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia International Bond Fund

November 30, 2009 (Unaudited)

Note 1. Organization

Columbia International Bond Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a non-diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund commenced operations on December 1, 2008.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through January 21, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures except as disclosed in Note 12.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

16

Columbia International Bond Fund

November 30, 2009 (Unaudited)

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund’s derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

17

Columbia International Bond Fund

November 30, 2009 (Unaudited)

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the period ended May 31, 2009 was as follows:

Ordinary Income*	$42,562
Long-Term Capital Gains	—

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at November 30, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,283,974
Unrealized depreciation	(7,781)
Net unrealized appreciation	$1,276,193

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax

18

Columbia International Bond Fund

November 30, 2009 (Unaudited)

returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.55%
$500 million to $1 billion	0.50%
$1 billion to $1.5 billion	0.47%
Over $1.5 billion	0.44%

For the six month period ended November 30, 2009, the Fund’s annualized effective investment advisory fee rate was 0.55% of the Fund’s average daily net assets.

Bank of America, N.A. entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.05% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

19

Columbia International Bond Fund

November 30, 2009 (Unaudited)

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended November 30, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended November 30, 2009, the Distributor retained net underwriting discounts of $383 on sales of the Fund’s Class A shares.

The Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee	Service Fee
Class C	Class A	Class C
0.75%	0.25%	0.25%

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to bear a portion of the Fund’s expenses through September 30, 2010, so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.80% of the Fund’s average daily net assets. There is no guarantee that this expense limitation will continue after September 30, 2010.

Columbia is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such fee waiver or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery.

At November 30, 2009, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

Amount of Potential Recovery Expiring May 31,		Total Potential Recovery	Amount Recovered During the Period Ended 11/30/09
2013	2012
$79,295	$142,545	$221,840	$—

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

20

Columbia International Bond Fund

November 30, 2009 (Unaudited)

For the six month period ended November 30, 2009, these custody credits reduced total expenses by less than $1 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments, including forward contracts, in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risk:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about the derivatives held by the Fund:

Forward Foreign Currency Exchange Contracts

The Fund entered into forward foreign currency exchange contracts for the purpose of shifting foreign currency exposure back to U.S. dollars.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six month period ended November 30, 2009, the Fund entered into seven forward foreign currency exchange contracts. The Fund did not have any open forward foreign currency exchange contracts at the end of the period.

The effect of derivative instruments on the Fund’s Statement of Operations for the six month period ended November 30, 2009:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$(3,431)	$1,514

Note 7. Portfolio Information

For the six month period ended November 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $7,284,956 and $1,831,793, respectively, of which $20,115 and $93,171, respectively, were U.S. Government securities.

21

Columbia International Bond Fund

November 30, 2009 (Unaudited)

Note 8. Redemption Fees

The Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the six month period ended November 30, 2009, the Fund received redemption fees as follows:

Redemption Fees
Class A Shares	$16
Class C Shares	4
Class Z Shares	962

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended November 30, 2009, the Fund did not borrow under these arrangements.

Note 10. Shares of Beneficial Interest

As of November 30, 2009, 55.0% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of November 30, 2009, the Fund had two shareholders that collectively held 36.0% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Non-Diversification Risk

As a non-diversified mutual fund, the Fund is permitted to invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated

22

Columbia International Bond Fund

November 30, 2009 (Unaudited)

February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 12. Subsequent Event

Effective March 1, 2010, the Fund will no longer assess a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase.

23

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the

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benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia International Bond Fund’s performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia International Bond Fund’s total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would

25

be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM: REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

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C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

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G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)

Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment

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style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion — that Fund management fee breakpoints compared favorably with competitive fee rates — was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)

Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year.

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This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia International Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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One Financial Center

Boston, MA 02111-2621

Columbia International Bond Fund

Semiannual Report, November 30, 2009

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/29306-1109 (01/10) 10/100393

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	January 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	January 21, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	January 21, 2010